SCUDDER
                                                                   INVESTMENTS



           Scudder California Tax-Free
           Income Fund

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                              Class S Shares
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                            |
                            |
                            | Annual Report
                            | August 31, 2001










      For investors seeking a high level of current income that is exempt from California State and federal income taxes.

Contents
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   3    Letter from the Fund's Chairperson

   4    Performance Summary

   5    Portfolio Management Review

   9    Portfolio Summary

  10    Investment Portfolio

  25    Financial Statements

  29    Financial Highlights

  30    Notes to Financial Statements

  38    Report of Independent Auditors

  39    Tax Information

  40    Officers and Trustees

  41    Investment Products and Services

  43    Account Management Resources




Scudder California Tax-Free Income Fund          Ticker Symbol     Fund Number
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Class S                                              SDCSX             409
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's Chairperson
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Dear Shareholder,

As we reflect on the senseless destruction of September 11, we recognize that it will be a long road to a full recovery. Our hearts and hands go out to the families and loved ones of the victims. In the aftermath, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and to focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
Chairperson
Scudder California Tax-Free Income Fund

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   Web site: myScudder.com                Toll-free: 1-800-SCUDDER
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                                       3

Performance Summary                                              August 31, 2001
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 Average Annual Total Returns
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                                                                         Life of
Scudder California Tax-Free Income Fund                         1-Month   Class*
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Class S                                                          2.94%     4.83%
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Lehman Brothers Municipal Bond Index++                           1.65%     3.15%
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Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                                                         Class S
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Net Asset Value:                                                     $    7.60
8/31/01
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Commencement of class (6/18/01)                                      $    7.32
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Distribution Information
For the period June 18, 2001 (commencement of class) to August 31, 2001:
  Income Dividends                                                   $    0.07
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August Income Dividend                                               $   0.031
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SEC 30-day Yield+                                                       3.86%
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Current Annualized Distribution Rate+                                   4.49%
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Tax Equivalent Yield+                                                   7.48%
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*   On June 18, 2001, the Fund commenced Class S shares. Index comparisons begin
    June 30, 2001.

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 48.4% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

++ The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last five years, and have a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

It is the policy of Scudder's tax-free funds not to invest in taxable issues. However, a small portion of the fund's income may be subject to federal, state, or local tax, and the alternative minimum tax.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review
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Scudder California Tax-Free Income Fund:
A Team Approach to Investing

Scudder California Tax-Free Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and has over 25 years of experience in municipal investing and portfolio management. Mr. Condon joined the fund team in 2000.

Co-lead Portfolio Manager Eleanor R. Brennan joined the fund team in 1999. Ms. Brennan joined the Advisor in 1995 and has 15 years of experience in municipal investing and portfolio management.

Portfolio Manager Matthew J. Caggiano joined the Advisor in 1989 and is the principal trader for the Advisor's institutional municipal bond accounts. Mr. Caggiano joined the fund team in 1999 and has 12 years of investment experience.

We are pleased to present you with your first report since the merger of the predecessors to the Scudder California Tax-Free Income Fund in June of this year. The Scudder California Tax Free Fund merged into Kemper California Tax-Free Income Fund, which was then renamed "Scudder California Tax-Free Income Fund." In the following Q&A, the fund's portfolio managers discuss market conditions and the fund's investment strategy during the past year.

You will notice some of the return figures do not represent the longer-term performance that existed prior to the merger. According to guidelines from the Securities and Exchange Commission, we are not able to carry over or impute those figures and use them for the fund's new S share class. As a result, in the following report, the return figures for the S share class do not encompass the entire year that this report covers, but rather are listed only for the past month and from the merger date through the fund's fiscal year-end.

Please note that the fund's objective, strategy and management team of Philip Condon, Eleanor Brennan and Matthew Caggiano remain unchanged. If you have questions about your fund or for more up-to-date performance figures, please reference myScudder.com or contact your service representative.

Note: This annual report, although dated through the fiscal year ending August 31, 2001, contains information from an interview with portfolio management in mid-September 2001. As a result, the discussion contains reference to the economic impact of the September 11, 2001, attacks on New York and Washington, D.C.

                     Q: How did the municipal bond market perform during the fiscal year ending August 31, 2001?

                     A: Municipal bonds generally outperformed low-quality taxable bonds during the fiscal year and held up well against their high-quality taxable counterparts. The performance of municipal bonds also strikingly outpaced the equity market. While the S&P 500 fell 25.31 percent and the Nasdaq plunged 57.08 percent, the Lehman Brothers Municipal Bond Index rose 10.19 percent for the one-year period ending August 31, 2001. As a result, we have seen increased investor interest in municipal bonds.

                     Q: How did Scudder California Tax-Free Income Fund perform during the period?

                     A: During the period from the inception of the fund's Class S shares on June 18 through August 31, 2001, Scudder California Tax-Free Income Fund (Class S shares) returned
                     4.83 percent. In the one-month period ending August 31, 2001, the fund gained 2.94 percent compared to a return of
                     2.52 percent for its typical peer in the California Municipal Debt Funds category, the most recent time period for which category data is available. We have had solid success through our focus on 15-year premium coupon bonds.

                     California municipal bonds experienced a challenging environment over the course of the last year. We have seen demand for California bonds slip as the state has dealt with the issues surrounding its power supply and the deregulation of its power plants. Still, the state continues to be the country's largest supplier of municipal bonds and its economy is holding up relatively well. Further, the issuance of about $13 billion of municipal bonds by the California Department of Water Resources this fall is still expected, although its timing is now more uncertain. About $8 billion is expected to be tax-exempt. The sale -- likely the largest ever in the tax-exempt market -- is designed to help pay back the state coffers drained by the energy problems.

                     Q: How was the fund positioned throughout the year?

                     A: We have typically focused on intermediate-maturity bonds because we believe the return values are better in that area. Also, call protection became increasingly important throughout the year as we experienced a slowing economy and a falling-interest-rate environment. Over the course of the period, the Federal Reserve Board markedly slashed short-term interest rates, moving the federal funds rate to 3.50 percent by August 31, 2001, from 6.50 percent as of September 1, 2000. As the yield curve continued to steepen during the fiscal year, our bets on intermediate-term bonds were a boon. As interest rates declined, we also benefited from our focus on bonds with call protection. (Call-protected bonds typically are less likely to be bought back early by their issuers when interest rates decline.) As rates came down, these bonds kept paying the higher yields we had previously locked in, while prices of the bonds rose.

                     Q: What is your outlook for the year ahead, taking into account the September 11 attack on the World Trade Center and the Pentagon?

                     A: We believe municipal bond yields remain attractive relative to Treasury bonds on an after-tax basis, particularly for investors in higher tax brackets. While bond trading was lighter than normal in the aftermath of the destruction of the World Trade Center on September 11, 2001, the market remained open, and there appears to be a consensus that there will be a continued interest in bonds, particularly due to the volatility we've seen in the stock market. Further, outside of Treasury bonds, municipal bonds continue to be viewed as the safest investment option.

                     At the same time, the Federal Reserve remains in an easing mode, having made another 50-basis-point inter-meeting cut to short-term rates on September 17, 2001. More easing is expected in upcoming months as well. As a result, we expect the yield curve to remain steep, which should bode well for our positioning in intermediate securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
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 Portfolio Composition*                                 8/31/01        8/31/00
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Revenue Bonds                                              69%            69%
U.S. Government Secured                                    11%            15%
General Obligation Bonds                                   20%            16%
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                                                          100%           100%
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 Quality                                                8/31/01        8/31/00
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AAA                                                        63%            63%
AA                                                          5%             7%
A                                                          17%            10%
BBB                                                         6%            10%
Not Rated                                                   9%            10%
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                                                          100%           100%
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 Years To Maturity                                      8/31/01        8/31/00
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1-10 years                                                 62%            54%
11-20 years                                                33%            36%
21+ years                                                   5%            10%
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                                                          100%           100%
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 Interest Rate Sensitivity                              8/31/01        8/31/00
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Average Maturity                                     9.8 years     10.5 years
Average Duration                                     8.3 years      7.4 years
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*Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
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                                                    Principal
                                                    Amount ($)        Value ($)
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 Short-Term Municipal Investments** 2.1%
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Irvine, CA, Improvement Bond, Special
  Assessment, Daily Demand Note:

  2.35%, 9/2/2015                                    2,935,000       2,935,000

  2.35%, 9/2/2020                                    1,842,000       1,842,000

  2.35%, 9/2/2023                                    4,107,000       4,107,000

  2.35%, 9/2/2024                                    2,285,000       2,285,000

Irvine Ranch, CA, Water District, Daily Demand
  Note:

  2.3%, 10/1/2004                                    4,100,000       4,100,000

  2.35%, 8/1/2016                                    3,400,000       3,400,000

  2.35%, 4/1/2033                                    1,300,000       1,300,000

Orange County, CA, Improvement Bond, Daily
  Demand Note, 2.35%, 9/2/2018                       1,724,000       1,724,000

Orange County, CA, Sanitation Districts,
  Certificate of Participation, Daily Demand
  Note, 2.35%, 8/1/2016                              1,400,000       1,400,000
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Total Short-Term Municipal Investments (Cost $23,093,000)           23,093,000
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 Long-Term Municipal Investments 97.9%
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ABAG Finance Authority for Nonprofit
  Corporations, CA, Stanford Health Services,
  Certificate of Participation, ETM, 6%,
  11/1/2007 (c)                                        605,000         702,580

Anaheim, CA, Public Financing Authority, Lease
  Revenue, Public Improvements Project:

  Series A, 6%, 9/1/2024 (c)                         3,500,000       4,149,285

  Series C, Zero Coupon, 9/1/2017 (c)                1,455,000         675,353

  Series C, Zero Coupon, 9/1/2018 (c)                1,000,000         437,460

  Series C, 6%, 9/1/2014 (c)                         1,000,000       1,186,100

  Series C, 6%, 9/1/2016 (c)                         1,000,000       1,187,110

Anaheim County, CA, Convention Center Financing,
  Certificate of Participation, Zero Coupon,
  8/1/2005 (c)                                       1,250,000       1,108,750

Benicia, CA, Unified School District, General
  Obligation:

  Series A, Zero Coupon, 8/1/2017 (c)                1,735,000         808,545

  Series A, Zero Coupon, 8/1/2018 (c)                1,510,000         663,026

Big Bear Lake, CA, Water Revenue, Inverse
  Floater:

  Rites-PA 597A, 8.37%, 4/1/2015 (c)                 1,700,000       2,322,659

  Rites-PA 597B, 8.35%, 4/1/2022                     6,750,000       9,157,050
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    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
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Burbank, CA, Unified School District, General
  Obligation:

  Series B, Zero Coupon, 8/1/2011 (c)                1,250,000         831,375

  Series B, Zero Coupon, 8/1/2012 (c)                1,500,000         942,225

  Series B, Zero Coupon, 8/1/2013 (c)                3,225,000       1,912,102

  Series B, Zero Coupon, 8/1/2014 (c)                3,000,000       1,680,990

Cabrillo, CA, Unified School District, Capital
  Appreciation, Series A, Zero Coupon, 8/1/2019
  (c)                                                4,000,000       1,655,480

California Educational Facilities Authority:

  Mills College, Revenue, Prerefunded 9/1/2002,
    6.875%, 9/1/2022 (b)                             1,775,000       1,889,062

  University of San Diego, Revenue, Zero Coupon,
    10/1/2014 (c)                                    1,470,000         817,555

  University of San Diego, Revenue, Zero Coupon,
    10/1/2024 (c)                                    2,500,000         758,375

  University of San Francisco, Revenue, 6%,
    10/1/2016 (c)                                    6,640,000       7,551,406

California Health Facilities Finance Authority,
  Adventist Health System West, Revenue:

  Series B, 6.5%, 3/1/2007 (c)                       3,750,000       3,837,112

  Series B, 6.5%, 3/1/2011 (c)                       2,000,000       2,046,460

California Health Facilities Finance Authority,
  Insured Health Facilities, Small Facilities
  Loan, Revenue, Series A, 6.7%, 3/1/2011            1,200,000       1,238,652

California Health Facilities Finance Authority,
  Kaiser Permanente, Revenue:

  Series A, Zero Coupon, 10/1/2010 (c)               3,040,000       2,090,547

  Series A, Zero Coupon, 10/1/2012 (c)               4,900,000       3,026,485

California Housing Finance Agency, Home Mortgage
  Revenue:

  Series F-1, AMT, 6.2%, 8/1/2005 (c)                  840,000         882,874

  Series F-1, AMT, 6.3%, 8/1/2006 (c)                1,310,000       1,377,937

  Series F-1, AMT, 6.875%, 8/1/2015                 10,905,000      11,410,665

  Series G, AMT, 5.7%, 2/1/2007 (c)                    500,000         537,640

  Series G, AMT, 5.8%, 2/1/2008 (c)                  1,330,000       1,426,970

  Series G, AMT, 5.9%, 2/1/2009 (c)                    200,000         214,410

California Housing Finance Agency, Multi-Unit
  Rental Housing Revenue:

  Series A, 7.45%, 8/1/2002                          1,015,000       1,039,878

  Series A, 7.6%, 8/1/2006                           4,030,000       4,207,320

  Series A, 7.65%, 8/1/2007                          2,335,000       2,438,767
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    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
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  Series A, 7.7%, 8/1/2009                             700,000         731,416

  Series A, 7.75%, 8/1/2016                          2,440,000       2,542,065

  Series A, 7.8%, 8/1/2023                           2,635,000       2,746,381

  Series II, 7.35%, 8/1/2002                           400,000         408,332

  Series II, 7.35%, 8/1/2003                           430,000         446,710

  Series II, 7.35%, 8/1/2004                           460,000         485,654

  Series II, 7.35%, 8/1/2005                           495,000         529,714

California Resource Efficiency Financing
  Authority, Capital Improvements Program,
  Certificate of Participation:

  5.5%, 4/1/2017 (c)                                 1,285,000       1,382,699

  6%, 4/1/2010 (c)                                   1,500,000       1,751,085

  6%, 4/1/2011 (c)                                   1,590,000       1,861,047

  6%, 4/1/2012 (c)                                   1,685,000       1,980,566

California Rural Home Mortgage Finance
  Authority, Single Family Mortgage Revenue,
  Series B, 6.1%, 6/1/2031                             895,000       1,016,666

California State, Colleges and Universities,
  Housing System, Revenue, 5.65%, 11/1/2012 (c)      8,110,000       8,807,217

California State, Department of Water Revenue:

  Series W, 5.5%, 12/1/2013                         10,200,000      11,611,272

  Series W, 5.5%, 12/1/2014                         12,000,000      13,617,840

California State, General Obligation Unlimited:

  5%, 6/1/2020                                       6,000,000       6,122,580

  5.25%, 12/1/2019                                   5,000,000       5,251,850

  5.5%, 5/1/2011                                    10,965,000      12,258,102

  5.5%, 12/1/2011                                   10,410,000      11,735,193

  5.5%, 4/1/2012 (c)                                 2,100,000       2,366,658

  5.5%, 3/1/2014                                    12,000,000      13,256,280

  5.5%, 3/1/2016                                     9,000,000       9,821,520

  5.75%, 5/1/2010                                    8,070,000       9,161,710

  5.75%, 10/1/2010                                   7,000,000       7,985,180

  5.875%, 10/1/2019                                 10,000,000      11,046,200

  6.5%, 9/1/2010                                     1,305,000       1,561,015

  6.6%, 2/1/2011 (c)                                 4,975,000       6,000,994

California State, Public Works Board:

  California Community Colleges, Lease Revenue,
    Series A, 5.25%, 12/1/2014                       2,000,000       2,138,920
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    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Department of Corrections, Lease Revenue,
    5.25%, 1/1/2013 (c)                              2,000,000       2,219,160

  Department of Corrections, Lease Revenue,
    Medera Prison, Series A-2, 7.4%, 9/1/2010 (c)    1,000,000       1,272,680

  Department of Corrections, Lease Revenue,
    Series A, 7.4%, 9/1/2010                         3,365,000       4,247,337

  Regents University, Lease Revenue, Series A,
    5.25%, 6/1/2013 (c)                              2,730,000       3,000,188

  Regents University, Lease Revenue, Series A,
    5.25%, 6/1/2014 (c)                              2,575,000       2,830,285

California Statewide Communities Development
  Authority:

  Apartment Development Revenue, Series A-3,
    5.1%, 5/15/2025                                  1,000,000       1,020,370

  Apartment Development Revenue, Series A-4,
    5.25%, 5/15/2025                                 1,000,000       1,004,840

California Statewide Communities Development
  Authority, Certificate of Participation:

  6%, 8/15/2017                                      1,000,000       1,123,140

  Cedars-Sinai Medical Center, 6.5%, 8/1/2012       20,205,000      23,027,841

  Children's Hospital, 6%, 6/1/2010 (c)              1,000,000       1,167,670

  Lutheran Homes, 5.5%, 11/15/2008                   1,500,000       1,697,175

  Lutheran Homes, 5.6%, 11/15/2013                   4,750,000       5,367,547

  The Internext Group, 5.375%, 4/1/2017              1,000,000       1,014,160

  The Internext Group, 5.375%, 4/1/2030             18,500,000      18,499,075

Capistrano, CA, Unified School District,
  Improvement District No. 1, Series A, 6.25%,
  8/1/2018 (c)                                       1,000,000       1,156,810

Carlsbad, CA, Unified School District, General
  Obligation, Zero Coupon, 11/1/2018 (c)             3,050,000       1,323,029

Carson, CA, Redevelopment Agency, Redevelopment
  Project No. 1, Tax Allocation, Series B, 6%,
  10/1/2016                                          3,350,000       3,653,342

Castaic Lake, CA, Water System Improvement
  Project, Certificate of Participation, Series
  A, 7.25%, 8/1/2007 (c)                             1,000,000       1,213,390

Center, CA, Unified School District, Capital
  Appreciation, Series C, Zero Coupon, 9/1/2014
  (c)                                                2,240,000       1,253,638

Central Valley, CA, School Districts, Financing
  Authority, Revenue, Zero Coupon, 2/1/2007 (c)      1,960,000       1,625,467

Chino Basin, CA, Regional Financing Authority,
  Municipal Water District, Sewer System
  Project, 5.9%, 8/1/2011 (c)                        1,290,000       1,505,662

Concord, CA, Redevelopment Agency, Tax
  Allocation, Series 3, 8%, 7/1/2018 (c)                40,000          40,748
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Contra Costa County, CA, GNMA Mortgage Backed
  Securities Program, Home Mortgage, Revenue,
  ETM, 7.75%, 5/1/2022                               2,715,000       3,580,270

Corona, CA, Community Facilities District,
  Special Tax, Series 90-1-A, 5.5%, 9/1/2015 (c)     9,240,000      10,486,014

Corona-Norco, CA, Unified School District Public
  Financing Authority, Community Facilities
  District, Special Tax Revenue, Series A,
  5.75%, 9/1/2014 (c)                                2,750,000       3,010,617

Del Mar, CA, Race Track Authority, Revenue, 6%,
  8/15/2006                                          2,000,000       2,096,340

Dry Creek, CA, Joint Elementary School District,
  Capital Appreciation:

  Series A, Zero Coupon, 8/1/2010 (c)                1,120,000         783,686

  Series A, Zero Coupon, 8/1/2011 (c)                1,180,000         784,818

  Series A, Zero Coupon, 8/1/2016 (c)                  555,000         276,135

  Series A, Zero Coupon, 8/1/2021 (c)                1,920,000         702,144

  Series A, Zero Coupon, 5/1/2022 (c)                1,385,000         482,783

Emeryville, CA, Public Financing Authority,
  Redevelopment Project, Revenue, Series A,
  6.5%, 5/1/2021                                     6,315,000       6,512,596

Encinitas, CA, Unified School District, General
  Obligation, Zero Coupon, 8/1/2017 (c)              4,000,000       1,864,080

Escondido, CA, Unified High School District,
  General Obligation:

  Zero Coupon, 5/1/2015 (c)                          3,165,000       1,689,762

  Zero Coupon, 5/1/2016 (c)                          3,335,000       1,676,438

  Zero Coupon, 11/1/2018 (c)                         4,605,000       1,997,557

  Zero Coupon, 11/1/2017 (c)                         5,500,000       2,576,915

  ETM, Zero Coupon, 11/1/2020 (c)                    7,000,000       2,734,410

Fontana, CA, Public Financing Authority, Tax
  Allocation Revenue, Prerefunded 9/1/2001, 7%,
  9/1/2021 (b)                                       3,900,000       3,978,000

Foothill-De Anza, CA, Community College
  District, De-Anza Campus Center Project,
  Certificate of Participation, Prerefunded
  9/1/2003, 7.35%, 3/1/2007 (b)                      1,360,000       1,400,174

FootHill-De Anza, CA, Community College
  District, General Obligation:

  Zero Coupon, 8/1/2016 (c)                          4,755,000       2,365,137

  6%, 8/1/2012                                       1,610,000       1,881,221

  6%, 8/1/2013                                       2,105,000       2,445,757

Foothill/Eastern Corridor Agency, CA, Toll Road
  Revenue:

  ETM, Zero Coupon, 1/1/2018 (c)                    10,000,000       4,634,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  ETM, Zero Coupon, 1/1/2020 (c)                    10,000,000       4,105,800

  Series A, ETM, Zero Coupon, 1/1/2014               2,000,000       1,168,540

  Series A, Prerefunded 1/1/2010, 6%, 1/1/2016
    (b)                                             11,000,000      12,915,760

  Series A, Prerefunded 1/1/2007, 6%, 1/1/2034
    (b)                                              3,350,000       3,826,671

  Series A, Prerefunded 1/1/2007, 6.5%, 1/1/2032
    (b)                                             10,000,000      11,667,000

  Series A, Step-up Coupon, 0% to 1/1/2005,
    6.95% to 1/1/2007                                  575,000         545,991

  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1%
    to 1/1/2011                                      6,000,000       6,118,560

  Series A, Step-up Coupon, 0% to 1/1/2005,
    7.15% to 1/1/2013                                  975,000         996,196

  Series A, Step-up Coupon, 0% to 1/1/2005,
    7.15% to 1/1/2014                                2,875,000       2,937,502

  Zero Coupon, 1/15/2017 (c)                         5,975,000       2,710,738

  Zero Coupon, 1/15/2018 (c)                         6,250,000       2,660,312

  Zero Coupon, 1/15/2020 (c)                         6,500,000       4,497,025

  Zero Coupon, 1/15/2025                            10,000,000       2,549,700

  Zero Coupon, 1/15/2026                             5,000,000       3,221,000

Fresno, CA, Health Facilities Authority, Holy
  Cross Health System, Revenue:

  Prerefunded 6/1/2002, 6.5%, 6/1/2011 (b)           1,500,000       1,574,895

  Prerefunded 6/1/2002, 6.625%, 6/1/2021 (b)         2,000,000       2,102,800

Fresno, CA, Unified School District, General
  Obligation:

  Series A, 6.4%, 8/1/2016 (c)                       2,000,000       2,428,340

  Series C, 5.9%, 2/1/2017 (c)                       1,760,000       2,062,949

Hawthorne, CA, Community Redevelopment Agency,
  Redevelopment Project Area 2, Tax Allocation,
  6.625%, 9/1/2014                                   2,000,000       2,131,620

Healdsburg, CA, Unified School District, Capital
  Appreciation:

  Zero Coupon, 7/15/2011 (c)                           400,000         266,528

  Zero Coupon, 7/15/2012 (c)                           400,000         251,736

  Zero Coupon, 7/15/2013 (c)                           400,000         237,624

  Zero Coupon, 7/15/2014 (c)                           400,000         224,580

Hollister, CA, Joint Powers Financing Authority,
  Sewer System Improvement Project, Revenue,
  5.75%, 12/1/2011                                   3,815,000       3,973,399

Inglewood, CA, Public Financing Authority,
  Revenue:

  Series B, Prerefunded 5/1/2002, 7%, 5/1/2022
    (b)                                              7,825,000       8,187,532

  Series C, Prerefunded 5/1/2002, 7%, 5/1/2022
    (b)                                                870,000         912,795
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Inland Empire Solid Waste Financing Authority,
  Landfill Improvement Financing Project, Series
  B, 6%, 8/1/2006                                    1,000,000       1,132,010

Kern, CA, High School District, General
  Obligation, Series A, 6.4%, 8/1/2012 (c)           3,095,000       3,736,284

Laguna Salada, CA, Unified School District,
  General Obligation:

  Series B, Zero Coupon, 8/1/2019 (c)                2,765,000       1,142,360

  Series B, Zero Coupon, 8/1/2020 (c)                2,000,000         775,000

Las Virgenes, CA, Unified School District,
  General Obligation:

  Series A, Zero Coupon, 11/1/2013 (c)               2,150,000       1,260,824

  Series A, Zero Coupon, 11/1/2014                   1,050,000         581,784

  Series A, Zero Coupon, 11/1/2015                   1,275,000         665,270

  Zero Coupon, 11/1/2016 (c)                         1,500,000         736,545

Lemon Grove, CA, Community Development Agency,
  Lemon Grove Redevelopment Project, Tax
  Allocation, Prerefunded 8/1/2002, 6.65%,
  8/1/2006 (b)                                         215,000         227,446

Long Beach, CA, Harbor Revenue:

  AMT, Series A, 6%, 5/15/2017 (c)                   1,500,000       1,755,960

  Series A, 5.75%, 5/15/2016                        12,570,000      13,676,286

  Series A, 6%, 5/15/2018 (c)                        4,000,000       4,665,520

  Inverse Floater, Rites-PA 651A, 8.3%,
    5/15/2016* (c)                                   4,215,000       5,668,458

  Inverse Floater, Rites-PA 651B, 8.3%,
    5/15/2019* (c)                                   5,300,000       7,019,903

Los Angeles County, CA, Certificate of
  Participation, Capital Appreciation, Disney
  Parking Project:

  Zero Coupon, 9/1/2006                              2,500,000       2,100,275

  Zero Coupon, 3/1/2008                              2,780,000       2,157,947

  Zero Coupon, 9/1/2008                              4,865,000       3,703,530

Los Angeles County, CA:

  Certificate of Participation, Marina Del Ray:

    Series A, 6.25%, 7/1/2003                        1,090,000       1,133,949

    Series A, 6.5%, 7/1/2008                         2,500,000       2,647,725

  Convention and Exhibition Center Authority,
    Certificate of Participation, Prerefunded
    12/1/2005, 9%, 12/1/2020 (b)                     1,000,000       1,250,140

  Convention and Exhibition Center Authority,
    Lease Revenue, Series A, 6.125%, 8/15/2011
    (c)                                              1,000,000       1,185,280

  Department of Airports, Ontario International
    Airport, Revenue, Series A, 5.9%, 5/15/2012
    (c)                                              3,290,000       3,564,386
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Department of Water and Power, Series A,
    5.25%, 7/1/2013 (c)                             20,000,000      22,074,800

  Harbor Department Revenue, Series A, AMT,
    5.5%, 8/1/2014 (c)(d)                            6,895,000       7,387,165

  Harbor Department Revenue, Series B, AMT,
    5.5%, 8/1/2016 (c)                               6,500,000       6,964,035

  Harbor Department Revenue, Series B, AMT,
    6.25%, 8/1/2026 (c)                              2,320,000       2,568,263

  Metropolitan Transportation Authority, Sales
    Tax Revenue, Series B, 5.25%, 7/1/2015 (c)      11,800,000      12,902,356

  State Building Authority, Lease Revenue,
    Series A, 5.6%, 5/1/2008                         7,000,000       7,829,430

Los Angeles, CA, Unified School District,
  Inverse Floater:

  Rites-PA 589A, 8.35%, 7/1/2012*                    3,170,000       4,303,085

  Rites-PA 589B, 8.35%, 7/1/2013*                    1,485,000       2,026,565

  Rites-PA 589C, 8.35%, 7/1/2014*                    2,910,000       3,982,160

  Rites-PA 589D, 8.35%, 7/1/2015*                    3,560,000       4,881,472

Los Angeles, CA, Unified School District:

  5.625%, 7/1/2015 (c)                               4,115,000       4,583,945

  5.625%, 7/1/2016 (c)                              10,655,000      11,794,233

  5.625%, 7/1/2017 (c)                               4,500,000       4,949,730

  5.625%, 7/1/2018 (c)                               4,990,000       5,469,439

Los Banos, CA, Certificate of Participation, 6%,
  12/1/2019                                          2,100,000       2,153,886

Lucia Mar, CA, Unified School District, General
  Obligation, Series A, Zero Coupon, 8/1/2016 (c)    1,000,000         496,820

M-S-R Public Power Agency, San Juan Project
  Revenue, Series D, ETM, 6.75%, 7/1/2020 (c)        2,000,000       2,488,920

Martinez, CA, Home Mortgage Revenue, ETM,
  10.375%, 2/1/2002                                     15,000          15,455

Merced, CA, Unified High School District,
  General Obligation:

  Series A, Zero Coupon, 8/1/2014 (c)                2,045,000       1,145,875

  Series A, Zero Coupon, 8/1/2015 (c)                2,090,000       1,103,102

  Series A, Zero Coupon, 8/1/2016 (c)                2,140,000       1,063,195

Metropolitan Water District of Southern
  California, Waterworks Revenue:

  Series A, 4.75%, 7/1/2022                          5,000,000       4,950,750

  Series A, 5.25%, 7/1/2014                          5,210,000       5,736,679

  Series A, 5.25%, 3/1/2017                          3,160,000       3,393,556
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Series A, 5.75%, 7/1/2021                          2,000,000       2,287,080

  Series B, 5.25%, 3/1/2017                          7,400,000       7,946,934

Midpeninsula Regional Open Space District, CA,
  Financing Authority Revenue, Zero Coupon,
  9/1/2020 (c)                                       1,190,000         460,054

Millbrae, CA, Residential Facilities, Magnolia
  of Millbrae Project, Series A, AMT, 7.375%,
  9/1/2027                                           4,000,000       4,166,600

Modesto, CA:

  Certificate of Participation, Community Center
    Project, Series A, 5.6%, 11/1/2014 (c)           1,370,000       1,572,733

  Irrigation District Financing Authority,
    Revenue, Series A, 6%, 10/1/2015 (c)             7,000,000       7,733,670

  Wastewater Treatment Facilities Revenue, 6%,
    11/1/2011 (c)                                    1,255,000       1,479,582

Mojave Desert & Mountain Region, CA, Solid Waste
  Joint Powers Authority, Project Revenue, AMT,
  7.875%, 6/1/2020                                   2,350,000       2,565,848

Montebello, CA, Unified School District, General
  Obligation:

  Zero Coupon, 8/1/2012 (c)                          1,890,000       1,187,204

  Zero Coupon, 8/1/2013 (c)                          1,945,000       1,153,191

Moreno Valley, CA, Towngate Community Facilities
  District, Special Tax:

  6.5%, 12/1/2009                                    3,670,000       3,796,028

  7.125%, 10/1/2023                                  2,810,000       2,870,246

Murrieta Valley, CA, Unified School District,
  General Obligation, Series A, Zero Coupon,
  9/1/2016 (c)                                       2,500,000       1,237,200

Northern California Power Agency, Public Power
  Revenue:

  Hydroelectric Project No. 1, Series A, 5%,
    7/1/2017 (c)                                     2,500,000       2,600,850

  Prerefunded 1/1/2016, 7%, 7/1/2016 (b)               210,000         265,127

Northern California Tobacco Securitization
  Authority Revenue, Series A, 5.375%, 6/1/2041      5,000,000       5,044,900

Oakland, CA:

  Housing Finance Revenue, 7.1%, 1/1/2010              755,000         772,675

  Port Revenue, 5.75%, 11/1/2014 (c)                 2,500,000       2,760,750

Orange County, CA, Recovery Certificate of
  Participation, 6%, 7/1/2026 (c)                   13,000,000      14,674,530

Palmdale, CA, School District, School Building
  Project, Certificate of Participation, Zero
  Coupon, 10/1/2019                                  1,420,000         581,873

Pleasanton, CA, Joint Power Financing, Series A,
  6.15%, 9/2/2012                                    8,775,000       9,227,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Pomona, CA, Unified School District, General
  Obligation, ETM, Series B, 6.25%, 8/1/2014 (c)     1,020,000       1,226,213

Puerto Rico Commonwealth, General Obligation,
  6.5%, 7/1/2015 (c)                                 4,000,000       4,936,120

Puerto Rico Commonwealth, Highway and
  Transportation Authority, Highway Revenue:

  Inverse Floater, 10.4%, 7/1/2013* (c)              3,610,000       5,087,356

  Inverse Floater, 10.4%, 7/1/2015* (c)              2,825,000       4,007,291

  Series A, 5.5%, 7/1/2014 (c)                       5,000,000       5,674,100

  Series Z, 6%, 7/1/2018                             7,250,000       8,547,243

  Series Z, 6.25%, 7/1/2014 (c)                      1,000,000       1,207,810

  Series Z, 6.25%, 7/1/2016                            750,000         906,810

Puerto Rico Commonwealth, Infrastructure Finance
  Authority, Series A, ETM, 5.5%, 10/1/2020          2,000,000       2,169,620

Puerto Rico Commonwealth, Inverse Floater,
  Rites-PA 620B, 8.4%, 7/1/2014* (c)                 5,000,000       6,842,200

Puerto Rico Electric Power Authority:

  5.75%, 7/1/2014                                    7,500,000       8,494,050

  5.75%, 7/1/2015                                    2,300,000       2,590,237

  5.75%, 7/1/2016                                    5,000,000       5,603,300

Puerto Rico Municipal Finance Authority, Inverse
  Floater:

  Rites-PA 645B, 7.99%, 8/1/2013*                    2,395,000       3,002,540

  Rites-PA 645C, 8.21%, 8/1/2014*                    2,500,000       3,150,800

  Rites-PA 645D, 8.42%, 8/1/2015*                    2,225,000       2,831,847

Puerto Rico Public Building Authority,
  Government Facilities Revenue, Series A,
  6.25%, 7/1/2013 (c)                                1,000,000       1,204,620

Puerto Rico, Industrial Tourist Educational,
  Medical & Environmental Central Facilities,
  University Plaza Project:

  Series A, 5.625%, 7/1/2014 (c)                     2,075,000       2,313,086

  Series A, 5.625%, 7/1/2015 (c)                     2,190,000       2,427,571

  Series A, 5.625%, 7/1/2016 (c)                     2,215,000       2,441,506

  Series A, 5.625%, 7/1/2017 (c)                     2,345,000       2,573,919

Redondo Beach, CA, Public Financing Authority,
  South Bay Center Redevelopment Project,
  Revenue:

  7%, 7/1/2016                                       1,000,000       1,092,240

  7.125%, 7/1/2026                                   2,000,000       2,177,720

Richmond, CA, Joint Powers Finance Authority:

  5.875%, 9/1/2006                                     500,000         545,155

  6.6%, 9/1/2016                                     1,000,000       1,102,240
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Richmond, CA, Wastewater Revenue, Capital
  Appreciation, Zero Coupon, 8/1/2020 (c)            2,495,000         968,584

Riverside County, CA, Asset Leasing Corp.,
  Riverside County Hospital Project:

  Zero Coupon, 6/1/2015 (c)                          1,750,000         924,508

  Zero Coupon, 6/1/2016 (c)                          2,395,000       1,190,602

Rocklin, CA, Unified School District, Community
  Facilities District:

  Zero Coupon, 9/1/2019 (c)                          1,675,000         689,179

  Zero Coupon, 9/1/2020 (c)                          1,415,000         546,020

Sacramento County, CA, Community Facilities
  District Number 1, Special Tax:

  5.5%, 12/1/2010                                    1,090,000       1,163,183

  6%, 9/1/2011                                         850,000         924,018

  6.125%, 9/1/2014                                     605,000         650,375

  6.3%, 9/1/2021                                     1,500,000       1,579,110

Sacramento County, CA, Sanitation District
  Financing Authority, Revenue, Series A, 6%,
  12/1/2014                                          5,000,000       5,807,450

Sacramento, CA, City Financing Authority:

  Convention Center Hotel, Series A, 6.25%,
    1/1/2030                                        14,000,000      14,284,900

  Lease Revenue, Series A, 5.4%, 11/1/2020 (c)       5,000,000       5,508,900

  Lease Revenue, Series B, Zero Coupon,
    11/1/2016 (c)                                    2,685,000       1,320,376

  Lease Revenue, Series B, 5%, 11/1/2014             4,200,000       4,495,176

Sacramento, CA, Cogeneration Authority, Procter and Gamble Project, Revenue:

  6.375%, 7/1/2010                                   2,300,000       2,489,336

  Prerefunded 7/1/2005, 6.5%, 7/1/2021 (b)           7,750,000       8,962,875

Sacramento, CA, Municipal Utilities District,
  Electric Revenue:

  Series G, 6.5%, 9/1/2013 (c)                       1,270,000       1,558,658

  Series K, 5.75%, 7/1/2018 (c)                      5,170,000       5,963,337

Sacramento, CA, Power Authority Cogeneration
  Project, Revenue:

  6%, 7/1/2022 (c)                                   5,000,000       5,349,350

  6.5%, 7/1/2004                                     2,000,000       2,152,260

Saddleback Valley Unified School District,
  Public Financing Authority, Special Tax
  Revenue:

  Series A, 6%, 9/1/2013 (c)                         1,000,000       1,184,410

  Series A, 6%, 9/1/2014 (c)                         2,195,000       2,603,490

  Series A, 6%, 9/1/2015 (c)                         1,000,000       1,187,320
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Salinas, CA, Capital Improvement Projects,
  Certificate of Participation, Series A,
  5.625%, 10/1/2017                                  2,000,000       2,123,820

San Bernadino, CA, Certificate of Participation,
  Medical Center Financing Project:

  5.5%, 8/1/2017 (c)                                 3,965,000       4,462,687

  6%, 8/1/2009 (c)                                   3,000,000       3,490,920

San Bernardino, CA, West Valley Detention
  Center, Certificate of Participation, 6.5%,
  11/1/2012 (c)                                      8,000,000       8,517,520

San Bruno Park, CA, School District, General
  Obligation:

  Zero Coupon, 8/1/2014                              1,010,000         565,933

  Zero Coupon, 8/1/2016                              1,000,000         496,820

  Zero Coupon, 8/1/2017                              1,000,000         466,020

  Zero Coupon, 8/1/2019                              1,100,000         454,465

San Diego, CA, Detention Facility, Certificate
  of Participation, Revenue, 8%, 6/1/2002            1,825,000       1,879,750

San Diego, CA, Redevelopment Agency, Horton
  Project, Tax Allocation, Series B, 6.625%,
  11/1/2017                                          2,000,000       2,385,720

San Diego, CA, Unified School District, Election of 1998:

  Series B, 6%, 7/1/2019 (c)                         1,000,000       1,209,450

  Series B, 6.05%, 7/1/2018 (c)                        770,000         934,249

San Diego, CA, Water Utility Funding, Network
  System Revenue, 4.75%, 8/1/2028 (c)                3,250,000       3,189,323

San Francisco, CA, Bay Area Rapid Transit
  District, Sales Tax Revenue:

  5.25%, 7/1/2015 (c)                                1,750,000       1,901,830

  5.25%, 7/1/2016 (c)                                1,150,000       1,241,092

  5.25%, 7/1/2018 (c)                                2,465,000       2,625,570

San Francisco, CA, City and County Airport
  Commission, International Airport Revenue:

  Series 12A, 5.7%, 5/1/2013                         5,470,000       5,849,782

  Series 12A, 5.7%, 5/1/2014                         6,795,000       7,246,528

San Francisco, CA, City and County Airport
  Commission, International Airport Revenue,
  Inverse Floater:

  Rites-PA 662A, 8.3%, 5/1/2011                      1,080,000       1,396,127

  Rites-PA 662A, 8.31%, 5/1/2011                     1,365,000       1,764,549

  Rites-PA 662B, 7.87%, 5/1/2012                     1,285,000       1,600,609

  Rites-PA 662C, 7.87%, 5/1/2013                     1,365,000       1,679,127

  Rites-PA 662E, 7.99%, 5/1/2015                     1,530,000       1,828,381

  Rites-PA 662F, 8.19%, 5/1/2016                     1,625,000       1,951,138
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Rites-PA 662G, 8.44%, 5/1/2014                     1,445,000       1,757,568

  Rites-PA 662H, 7.88%, 5/1/2012                     1,445,000       1,799,906

  Rites-PA 662I, 7.87%, 5/1/2013                     1,535,000       1,888,250

San Francisco, CA, City and County Redevelopment
  Agency:

  George R. Moscone Convention Center, Lease
    Revenue, 6.75%, 7/1/2015                         2,200,000       2,470,512

  Residential Facility, Coventry Park Project,
    Series A, AMT, 8.5%, 12/1/2026                   2,000,000       1,810,600

San Joaquin Hills, CA, Transportation Corridor
  Agency, Toll Road Revenue:

  ETM, Zero Coupon, 1/1/2002                           515,000         510,787

  ETM, Zero Coupon, 1/1/2006                           200,000         174,556

  ETM, Zero Coupon, 1/1/2010                         1,500,000       1,084,080

  ETM, Zero Coupon, 1/1/2014                         3,680,000       2,144,925

  ETM, Step-up Coupon, 0% to 1/1/2002, 7.3% to
    1/1/2004                                         1,000,000       1,074,450

  ETM, Step-up Coupon, 0% to 1/1/2002, 7.4% to
    1/1/2007                                         6,000,000       6,982,920

  Series A, Zero Coupon, 1/15/2011 (c)               5,450,000       3,706,872

  Series A, Zero Coupon, 1/15/2012 (c)              25,420,000      16,342,264

  Series A, Zero Coupon, 1/15/2015 (c)              12,065,000       6,529,095

  Series A, Zero Coupon, 1/15/2016 (c)               3,485,000       1,776,200

  Series A, Zero Coupon, 1/15/2017 (c)               3,965,000       1,896,658

  Series A, Zero Coupon, 1/15/2018 (c)               2,640,000       1,190,323

  Series A, Zero Coupon, 1/15/2019 (c)               3,185,000       1,351,714

  Series A, Zero Coupon, 1/15/2026 (c)              15,000,000       4,236,900

  Step-up Coupon, 0% to 1/1/2002, 7.35% to
    1/1/2005                                         2,500,000       2,771,625

San Jose, CA, Financing Authority Revenue:

  Series B, Zero Coupon, 11/15/2004                    810,000         736,841

  Series B, Zero Coupon, 11/15/2005                    810,000         709,495

San Jose, CA, Unified School District, General
  Obligation:

  Santa Clara County, Series D, 5.25%, 8/1/2016
    (c)                                              3,060,000       3,304,127

  Series A, Zero Coupon, 8/1/2015 (c)                2,570,000       1,356,446

  Series A, Zero Coupon, 8/1/2017 (c)                1,350,000         629,127

San Juan, CA, Unified School District, General
  Obligation, Zero Coupon, 8/1/2021                  8,000,000       2,920,000

San Ysidro, CA, School District, General
  Obligation, 6.125%, 8/1/2021 (c)                   1,400,000       1,633,716
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Santa Ana, CA, Financing Authority, Lease
  Revenue, Police Administration and Holding
  Facility, Series A, 6.25%, 7/1/2024 (c)            2,000,000       2,442,280

Santa Clara County, CA, Financing Authority,
  Lease Revenue, VMC Facilities Replacement
  Project, Series A, 7.75%, 11/15/2008 (c)           3,250,000       4,135,788

Santa Cruz County, CA, Certificate of
  Participation, Capital Facilities Project:

  5.5%, 9/1/2017 (c)                                 1,005,000       1,135,369

  5.5%, 9/1/2018 (c)                                 1,060,000       1,192,436

  5.6%, 9/1/2019 (c)                                 1,115,000       1,261,511

  5.6%, 9/1/2020 (c)                                 1,180,000       1,329,223

  5.65%, 9/1/2024 (c)                                1,445,000       1,642,257

  5.65%, 9/1/2025 (c)                                1,520,000       1,727,678

  5.65%, 9/1/2026 (c)                                1,605,000       1,826,570

Santa Cruz County, CA, Housing Authority,
  Multi-Family Revenue, Series A, 7.75%, 7/1/2023    2,000,000       2,023,540

Santa Margarita/Dana Point, CA, Improvement
  Districts, Revenue:

  Series A, 7.25%, 8/1/2006 (c)                        465,000         553,410

  Series B, 7.25%, 8/1/2005 (c)                      2,895,000       3,361,471

  Series B, 7.25%, 8/1/2012 (c)                      3,675,000       4,707,896

  Series B, 7.25%, 8/1/2013 (c)                      3,400,000       4,388,448

Santaluz, CA, Community Facilities District:

  6.25%, 9/1/2021                                    2,000,000       2,047,600

  6.375%, 9/1/2030                                   5,000,000       5,126,150

South Placer Wastewater Authority, CA,
  Wastewater Revenue:

  Series A, 5.5%, 11/1/2013 (c)                      1,000,000       1,128,050

  Series A, 5.5%, 11/1/2014 (c)                      2,000,000       2,242,940

South San Francisco, CA, Capital Improvements
  Financing Authority, South San Francisco
  Conference Center, Revenue, 6.125%, 9/1/2018       3,925,000       4,031,132

South Tahoe, CA, Joint Powers Finance Authority,
  Series A, 7.3%, 10/1/2007 (c)                     12,500,000      13,149,250

Southern California Home Finance Authority,
  Single Family Mortgage Revenue, Series A,
  6.75%, 9/1/2022                                      395,000         404,263

Southern California Public Power Authority:

  Power Project Revenue, 6.75%, 7/1/2010             6,000,000       7,244,580

  Transmission Project Revenue, Capital
    Appreciation, Zero Coupon, 7/1/2015              2,000,000       1,061,080

Stockton, CA, Community Facilities District,
  Brookside Estates, Special Tax Revenue, 6.2%,
  8/1/2015                                           2,000,000       2,107,400
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Sunnyvale, CA, Financing Authority, Wastewater,
  Refuse and Sludge, Utilities Revenue, 6.3%,
  10/1/2017 (c)                                      4,000,000       4,093,960

Tahoe Truckee, CA, Unified School District,
  General Obligation, Series A, Zero Coupon,
  8/1/2022 (c)                                       3,600,000       1,239,012

Temple City, CA, Unified School District,
  General Obligation, Series A, Zero Coupon,
  8/1/2015 (c)                                       1,250,000         659,750

Torrance, CA, Torrance Memorial Medical Center
  Revenue, 5.5%, 6/1/2031                            2,950,000       3,008,528

Tustin, CA, Unified School District:

  6.25%, 9/1/2021                                      750,000         780,068

  6.375%, 9/1/2035                                   2,000,000       2,084,020

Ukiah, CA, Unified School District, Zero Coupon,
  8/1/2016 (c)                                       2,000,000         993,640

Virgin Islands Public Finance Authority Revenue,
  Series A, 6.5%, 10/1/2024                          7,500,000       8,185,575

Washington Township, CA, Health Care, Revenue,
  5.125%, 7/1/2023                                   1,000,000       1,000,690

Watsonville, CA, Community Hospital Revenue,
  Series A, ETM, 5.95%, 7/1/2007                     1,135,000       1,300,812

West Covina, CA, Redevelopment Agency, Fashion
  Plaza, 5.75%, 9/1/2009                               865,000         973,125
--------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $986,424,136)        1,086,070,825
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $1,009,517,136) (a)     1,109,163,825
--------------------------------------------------------------------------------

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which may exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rates as of August 31, 2001.

** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) The cost for federal income tax purposes was $1,009,517,136. At August 31, 2001, net unrealized appreciation for all securities based on tax cost was $99,646,689. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $99,860,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $213,795.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

(d) When-issued or forward delivery securities (see Notes to Financial Statements).

AMT: Alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,009,517,136)        $ 1,109,163,825
--------------------------------------------------------------------------------
Cash                                                                     126,492
--------------------------------------------------------------------------------
Receivable for investments sold                                        6,017,792
--------------------------------------------------------------------------------
Interest receivable                                                   13,839,896
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                          318,495
--------------------------------------------------------------------------------
Other assets                                                             810,000
--------------------------------------------------------------------------------
Total assets                                                       1,130,276,500
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities                7,090,060
--------------------------------------------------------------------------------
Dividends payable                                                        470,004
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       1,008,364
--------------------------------------------------------------------------------
Accrued management fee                                                   505,052
--------------------------------------------------------------------------------
Accrued reorganization costs                                                 857
--------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                       21,294
--------------------------------------------------------------------------------
Other accrued expenses and payables                                      407,796
--------------------------------------------------------------------------------
Total liabilities                                                      9,503,427
--------------------------------------------------------------------------------
Net assets, at value                                             $ 1,120,773,073
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                      407,329
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
other assets                                                         100,456,689
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (16,650,984)
--------------------------------------------------------------------------------
Paid-in capital                                                    1,036,560,039
--------------------------------------------------------------------------------
Net assets, at value                                             $ 1,120,773,073
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($324,603,784 / 42,736,165 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares authorized)  $         7.60
--------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($753,089,967 / 99,119,098 outstanding shares of
beneficial interest, $.01 par value, unlimited number of
shares authorized)                                                $         7.60
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.50 of $7.60)           $         7.59
--------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge)
($33,023,934 / 4,342,349 outstanding shares of
beneficial interest, $.01 par value, unlimited
number of shares authorized)                                      $         7.61
--------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($10,055,388 / 1,331,692 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $         7.55
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest                                                         $    46,887,893
--------------------------------------------------------------------------------
Expenses:
Management fee                                                         4,451,538
--------------------------------------------------------------------------------
Administrative fee                                                       222,067
--------------------------------------------------------------------------------
Services to shareholders                                                 511,901
--------------------------------------------------------------------------------
Custodian fees                                                            24,688
--------------------------------------------------------------------------------
Distribution services fees                                             2,063,843
--------------------------------------------------------------------------------
Auditing                                                                  55,620
--------------------------------------------------------------------------------
Legal                                                                     19,057
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               45,747
--------------------------------------------------------------------------------
Reports to shareholders                                                   73,352
--------------------------------------------------------------------------------
Registration fees                                                         14,961
--------------------------------------------------------------------------------
Reorganization                                                            61,275
--------------------------------------------------------------------------------
Other                                                                     62,644
--------------------------------------------------------------------------------
Total expenses, before expense reductions                              7,606,693
--------------------------------------------------------------------------------
Expense reductions                                                      (59,327)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                               7,547,366
--------------------------------------------------------------------------------
Net investment income (loss)                                          39,340,527
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                              9,988,990
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments and other assets                                          34,256,594
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            44,245,584
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $    83,586,111
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                    Years Ended August 31,
                                                      2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $   39,340,527  $    40,173,059
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                          9,988,990     (10,025,716)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period            34,256,594       31,464,035
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting      83,586,111       61,611,378
from operations
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class S                                           (3,044,636)               --
--------------------------------------------------------------------------------
  Class A                                          (35,077,817)     (38,577,116)
--------------------------------------------------------------------------------
  Class B                                           (1,265,820)      (1,394,432)
--------------------------------------------------------------------------------
  Class C                                             (199,018)        (201,511)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                           110,283,874      351,962,728
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization      315,385,118               --
--------------------------------------------------------------------------------
Reinvestment of distributions                        22,598,135       22,443,575
--------------------------------------------------------------------------------
Cost of shares redeemed                           (176,829,100)    (486,445,940)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                  271,438,027    (112,039,637)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                   315,436,847     (90,601,318)
--------------------------------------------------------------------------------
Net assets at beginning of period                   805,336,226      895,937,544
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $407,329
at August 31, 2001)                              $1,120,773,073  $   805,336,226
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class S

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 7.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                  .07
  Net investment income  (loss)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .28
--------------------------------------------------------------------------------
  Total from investment operations                                         .35
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                  (.07)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 7.60
--------------------------------------------------------------------------------
Total Return (%)                                                        4.83**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     325
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .70*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .68*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                4.72*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 26
--------------------------------------------------------------------------------

^a For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder California Tax-Free Income Fund (the "Fund"), formerly Kemper California Tax-Free Income Fund, is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust"), formerly Kemper State Tax-Free Income Series, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On June 15, 2001, the Fund acquired Class S shares (see Note H). Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charge and are not offered to new investors. Certain detailed information for Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

When Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $13,566,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($392,000), August 31, 2006 ($1,971,000), August 31, 2008 ($9,902,000) and
August 31, 2009 ($1,301,000), the respective expiration dates, or whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

At August 31, 2001, other assets of $810,000 (0.1% of net assets) have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

For the year ended August 31, 2001, purchases and sales (excluding short-term instruments) aggregated $220,287,737 and $286,736,963, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund has entered into an Administrative Agreement. The agreement was effective June 18, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2001, the fee pursuant to the Management Agreement aggregated $4,451,538, which was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Effective June 18, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays other to provide substantially all of the administrative services required by the Fund

(other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.075%, 0.125% and 0.175% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 18, 2001 through August 31, 2001, the Administrative Fee was as follows:

                                                                    Unpaid at
Administrative Fee                             Total Aggregated  August 31, 2001
-------------------------------------------------------------------------------
Class S                                        $     97,797      $     44,085
-------------------------------------------------------------------------------
Class A                                             113,224            51,207
-------------------------------------------------------------------------------
Class B                                               8,322             3,747
-------------------------------------------------------------------------------
Class C                                               2,724             1,552
-------------------------------------------------------------------------------
                                               $    222,067      $    100,591
-------------------------------------------------------------------------------

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class S shares. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $256,315, $18,790 and $2,245, respectively. Effective June 18, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2001, the Distribution Fee was as follows:

                                                                    Unpaid at
Distribution Fee                               Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $    240,252     $     21,263
--------------------------------------------------------------------------------
Class C                                                38,127            6,488
--------------------------------------------------------------------------------
                                                 $    278,379     $     27,751
--------------------------------------------------------------------------------

Effective June 18, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended August 31, 2001, the Service Fee was as follows:

                                                                    Unpaid at
Service Fee                                    Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $  1,692,671     $    193,256
--------------------------------------------------------------------------------
Class B                                                80,084            7,545
--------------------------------------------------------------------------------
Class C                                                12,709            1,432
--------------------------------------------------------------------------------
                                                 $  1,785,464     $    202,233
--------------------------------------------------------------------------------

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions retained by SDI in connection with the distribution of the Fund's Class A shares for the year ended August 31, 2001 were $129,687.

In addition, SDI receives a contingent deferred sales charge (CDSC) for Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended August 31, 2001, the CDSC for Class B and C shares aggregated $57,282 and $59, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001, Trustees' fees and expenses aggregated $28,469. In addition, a one-time fee of $17,278 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $8,639 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class A                  12,041,872  $ 87,665,161     41,852,257   $292,236,044
--------------------------------------------------------------------------------
Class B                     845,993     6,224,689        928,140      6,523,582
--------------------------------------------------------------------------------
Class C                   1,217,971     8,879,629      7,521,626     51,939,564
--------------------------------------------------------------------------------
Class S*                    683,526     5,124,084             --             --
--------------------------------------------------------------------------------
                                     $107,893,563                  $350,699,190
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class S                  43,087,344  $315,385,118             --   $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class A                   2,691,783  $ 19,798,930      3,063,597   $ 21,489,351
--------------------------------------------------------------------------------
Class B                     103,468       762,055        121,036        849,862
--------------------------------------------------------------------------------
Class C                      16,013       117,157         14,985        104,362
--------------------------------------------------------------------------------
Class S*                    257,680     1,919,993             --             --
--------------------------------------------------------------------------------
                                     $ 22,598,135                  $ 22,443,575
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class A                (21,094,037)  $(154,740,370) (60,415,096)  $(422,766,421)
--------------------------------------------------------------------------------
Class B                   (732,176)   (5,384,705)    (1,637,052)    (11,437,664)
--------------------------------------------------------------------------------
Class C                   (640,160)   (4,692,261)    (7,358,755)    (50,978,317)
--------------------------------------------------------------------------------
Class S*                (1,292,385)   (9,621,453)             --             --
--------------------------------------------------------------------------------
                                     $(174,438,789)               $(485,182,402)
--------------------------------------------------------------------------------

Conversion of shares
--------------------------------------------------------------------------------
Class A                     325,514  $  2,390,311        177,952  $    1,263,538
--------------------------------------------------------------------------------
Class B                   (325,139)   (2,390,311)      (177,703)     (1,263,538)
--------------------------------------------------------------------------------
                                     $          --                $           --
--------------------------------------------------------------------------------

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class A                 (6,034,868)  $(44,885,968)  (15,321,290)  $(107,777,488)
--------------------------------------------------------------------------------
Class B                   (107,854)     (788,272)      (765,579)     (5,327,758)
--------------------------------------------------------------------------------
Class C                     593,824     4,304,525        177,856       1,065,609
--------------------------------------------------------------------------------
Class S*                 42,736,165   312,807,742             --             --
--------------------------------------------------------------------------------
                                     $271,438,027                 $(112,039,637)
--------------------------------------------------------------------------------

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period September 1, 2000 through June 17, 2001, the Fund's custodian fees were reduced by $17,351. For the period June 18, 2001 through August 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5,297, for custody credits earned. Prior to June 18, 2001 the transfer agent fees were reduced by $17,740.

Effective June 18, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization
ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $10,300 of such costs.

H. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Scudder California Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 43,087,344 Class S shares of the Fund for 28,618,035 Class S shares of Scudder California Tax Free Fund outstanding on June 15, 2001. Scudder California Tax Free Fund's net assets at that date ($315,385,118), including $19,764,614 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $767,925,054. The combined net assets of the Fund immediately following the acquisition were $1,083,310,172.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

J. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's U.K. operations, Threadneedle Investments, which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder California Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder California Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                       Ernst + Young LLP
October 11, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

TRUSTEES                                  OFFICERS

John W. Ballantine                        Eleanor R. Brennan
   Trustee                                   Vice President

Lewis A. Burnham                          Philip J. Collora
   Trustee                                   Vice President and
                                             Assistant Secretary
Mark S. Casady
   Trustee and President                  Philip G. Condon
                                             Vice President
Linda C. Coughlin
   Chairperson, Trustee and               Ashton P. Goodfield
   Vice President                            Vice President

Donald L. Dunaway                         Kathryn L. Quirk
   Trustee                                   Vice President

James R. Edgar                            Richard L. Vandenberg
   Trustee                                   Vice President

William F. Glavin                         Linda J. Wondrack
   Trustee                                   Vice President

Robert B. Hoffman                         John R. Hebble
   Trustee                                   Treasurer

Shirley D. Peterson                       Thomas Lally
   Trustee                                   Assistant Treasurer

Fred B. Renwick                           Brenda Lyons
   Trustee                                   Assistant Treasurer

William P. Sommers                        John Millette
   Trustee                                   Secretary

John G. Weithers                          Caroline Pearson
   Trustee                                   Assistant Secretary

Investment Products and Services
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Scudder Funds
--------------------------------------------------------------------------------------------

Core                                             Income

   Scudder Balanced Fund                            Scudder GNMA Fund
   Scudder Growth and Income Fund                   Scudder High-Yield Opportunity Fund
   Scudder S&P 500 Index Fund                       Scudder Income Fund
   Scudder Select 500 Fund                          Scudder Short-Term Bond Fund
   Scudder Small Company Stock Fund
                                                 Tax-Free Income
Growth
                                                    Scudder California Tax-Free Income Fund*
   Scudder 21st Century Growth Fund                 Scudder High-Yield Tax-Free Fund
   Scudder Capital Growth Fund                      Scudder Managed Municipal Bonds
   Scudder Development Fund                         Scudder Massachusetts Tax-Free Fund
   Scudder Large Company Growth Fund                Scudder Medium-Term Tax-Free Fund
   Scudder Select 1000 Growth Fund                  Scudder New York Tax-Free Income Fund*

Value                                            Money Market

   Scudder Dividend & Growth Fund                   Scudder Cash Investment Trust
   Scudder Large Company Value Fund                 Scudder Money Market Series:
   Scudder Small Company Value Fund*                  Prime Reserve Shares
                                                      Premium Shares
Sector                                                Managed Shares
                                                    Scudder Tax-Free Money Fund
   Scudder Gold Fund                                Scudder U.S. Treasury Money Fund
   Scudder Health Care Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International

   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.*

--------------------------------------------------------------------------------

*   Class S shares only

-----------------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
-----------------------------------------------------------------------------------------------

Retirement Programs                                    Education Accounts

   Traditional IRA                                        Education IRA
   Roth IRA                                               UGMA/UTMA
   SEP-IRA                                                IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities







-----------------------------------------------------------------------------------------------
 Closed-End Funds
-----------------------------------------------------------------------------------------------

   The Argentina Fund, Inc.                            Scudder High Income Trust
   The Brazil Fund, Inc.                               Scudder Intermediate Government Trust
   The Korea Fund, Inc.                                Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.           Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.               Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                         Scudder Municipal Income Trust

-----------------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to
                      regularly purchase fund shares and "dollar cost average" --
                      buy more shares when the fund's price is lower and fewer
                      when it's higher, which can reduce your average purchase
                      price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks
                      -- invested in up to four Scudder funds at one time.

                      *   Dollar cost averaging involves continuous investment
                          in securities regardless of price fluctuations and
                          does not assure a profit or protect against loss in
                          declining markets. Investors should consider their
                          ability to continue such a plan through periods of low
                          price levels.
--------------------------------------------------------------------------------

   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for
                      all Scudder funds, blank forms, interactive worksheets,
                      news about Scudder funds, subscription to fund updates by
                      e-mail, retirement planning information, and more.
--------------------------------------------------------------------------------



                                       43

--------------------------------------------------------------------------------

   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically
                      crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------

           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at
                      1-800-253-2277
--------------------------------------------------------------------------------

 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS


Two International Place
Boston, MA 02110-4103


A member of [LOGO] Zurich Scudder Investments

                                                                     SCUDDER
                                                                   INVESTMENTS





      Scudder California Tax-Free
      Income Fund

--------------------------------------------------------------------------------
                              Classes A, B and C
--------------------------------------------------------------------------------
                              Annual Report
                              August 31, 2001









      For investors seeking a high level of current income that is exempt from California State and federal income taxes.

Contents
--------------------------------------------------------------------------------



   3    Economic Overview

   5    Performance Summary

   8    Portfolio Management Review

  12    Portfolio Summary

  13    Investment Portfolio

  28    Financial Statements

  32    Financial Highlights

  35    Notes to Financial Statements

  43    Report of Independent Auditors

  44    Tax Information

  44    Officers and Trustees

  45    Shareholder Meeting Results

  47    Account Management Resources





Scudder California Tax-Free Income Fund          Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Class A                                              KCTAX          811-204106
--------------------------------------------------------------------------------
Class B                                              KCTBX          811-204502
--------------------------------------------------------------------------------
Class C                                              KCTCX          811-204601
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Economic Overview
--------------------------------------------------------------------------------

Dear Shareholder:

Odds of a recession were abnormally high before September 11. By now, recession is a near certainty. Economic activity fell hard in the immediate aftermath of the terrorist attacks, and we expect the economy to continue its decline until early next spring.

To understand why, let's start by looking at the nation's demand for cash, which was on the rise even before the attacks. Nervous people like more cash, so confidence and cash levels tend to move in opposite directions. From the end of 1999 to the end of June 2001, households added $100 billion to their cash supplies. They will now want to add more.

Jittery Americans could carry their hoarding too far, but we think it's a small risk. Consumer lending is different than it was in the late 1970s and 1980s, when banks would cut people off at the first sign of trouble. No one worries about that now because markets, not banks, supply the funds through asset-backed securities and secondary mortgage markets.

But right now, shoppers are spending less. They had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. Although people will still buy groceries, visit the doctor and pay their kids' tuition, we don't expect total consumption to get back to this summer's level before the end of 2002.

As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. Before September 11, managers had planned for growth that didn't happen. Looking at factories, spare capacity is higher than at any time since 1983. But that's just the tip of the iceberg: Many service industries are vastly oversized. And companies that over-invested have no choice but to compete on price. Lower prices will limit revenue growth, making any profit rebound tepid next year.

Poor corporate pricing power also means low inflation. Many people think the money the Fed is putting into the system is bound to be an inflation problem down the road, but we don't see it that way. Inflation is determined not only by how much money is floating around but by what people do with it. Companies have had to use money to write off bad debts rather than make new loans, and individuals have been

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 8/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                   2 years ago  1 year ago  6 months ago    Now

Inflation Rate (a)                      2.1        3.6         3.7          2.7
U.S. Unemployment Rate (b)              4.2        4.0         4.20         4.9
Federal Funds Rate (c)                  5.00       6.50        5.5          3.5
Industrial Production (d)               5.4        5.7         1.7         -3.3
Growth Rate of Personal Income (e)      4.50       7.1         6.8          5.3

--------------------------------------------------------------------------------
(a) The year-over-year percentage change in U.S. consumer prices.

(b) The percentage of adults out of work and looking for a job.

(c) The interest rate banks charge each other for overnight loans.

(d) Year-over-year percentage change.

(e) Growth rate of individual income from all sources.

    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------


holding more cash. If the Fed were not creating a lot of money, this "money destruction" would cause severe problems for the economy. Even though we expect the Fed to continue to ease policy, inflation will likely be lower next year than this and lower still in the years to come.

Here's the good part: The private sector will be pulling back at the exact same time the government is stepping in with huge new outlays to help offset some of the damage.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. The corrective actions will hurt now but will brighten the medium- to long-term outlook. We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
Scudder California Tax-Free Income Fund      1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Class A                                       9.15%     5.25%    6.60%     6.71%
--------------------------------------------------------------------------------
Class B                                       8.28%     4.41%    5.73%  5.88%(a)
--------------------------------------------------------------------------------
Class C                                       8.19%     4.44%    5.54%  5.67%(a)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++       10.19%     5.75%    7.01%     7.22%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $    7.60      $    7.61     $    7.55
--------------------------------------------------------------------------------
8/31/00                                 $    7.30      $    7.31     $    7.26
--------------------------------------------------------------------------------
Distribution Information
Twelve Months:
  Income Dividends                      $    0.35      $    0.29     $    0.29
--------------------------------------------------------------------------------
August Income Dividend                  $   0.030      $   0.024     $   0.024
--------------------------------------------------------------------------------
SEC 30-day Yield+                          3.50%         2.88%          2.85%
--------------------------------------------------------------------------------
Current Annualized Distribution Rate
(based on Net Asset Value)+                4.41%         3.48%          3.46%
--------------------------------------------------------------------------------
Tax Equivalent Yield+                      6.78%         5.58%          5.52%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 48.4% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

--------------------------------------------------------------------------------
 Class A Lipper Rankings*
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      62      of      107          58
--------------------------------------------------------------------------------
3-Year                                      21      of      90           24
--------------------------------------------------------------------------------
5-Year                                      25      of      75           33
--------------------------------------------------------------------------------
10-Year                                     15      of      36           38
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.
Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment** (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

             Scudder California   Lehman Brothers
             Tax-Free Income      Municipal Bond
             Fund -- Class A      Index++

    '91            9550               10000
    '92           10549               11118
    '93           11920               12474
    '94           11750               12492
    '95           12703               13600
    '96           13287               14311
    '97           14456               15637
    '98           15687               16989
    '99           15520               17074
    '00           16758               18227
    '01           18291               20084

                         Yearly periods ended August 31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results^(b) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------
Scudder California Tax-Free Income Fund    1-Year   3-Year    5-Year   10-Year
--------------------------------------------------------------------------------
Class A               Growth of $10,000   $10,424   $11,135  $13,146   $18,291
                      ----------------------------------------------------------
                      Average annual
                      total return         4.24%     3.65%    5.62%     6.22%
--------------------------------------------------------------------------------
Class B               Growth of $10,000   $10,528   $11,182  $13,114  $17,715(c)
                      ----------------------------------------------------------
                      Average annual
                      total return         5.28%     3.80%    5.57%    5.88%(c)
--------------------------------------------------------------------------------
Class C               Growth of $10,000   $10,819   $11,392  $13,096  $17,351(c)
                      ----------------------------------------------------------
                      Average annual
                      total return         8.19%     4.44%    5.54%    5.67%(c)
--------------------------------------------------------------------------------
Lehman Brothers       Growth of $10,000   $11,019   $11,824  $14,035   $20,084
Municipal Bond        ----------------------------------------------------------
Index++               Average annual
                      total return         10.19%    5.75%    7.01%     7.22%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results. The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

** The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder California Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

(b) The maximum sales charge for Class A shares is 4.50%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%.

(c) Class B and C shares commenced operations on May 31, 1994. Performance figures shown, prior to that date, are derived from the historical performance of Scudder California Tax-Free Income Fund's original share Class A, adjusted to reflect the higher gross annual operating expenses of Class B and C shares. The difference in expenses will affect performance.

++ The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last five years, and have a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

It is the policy of Scudder's tax-free funds not to invest in taxable issues. However, a small portion of the fund's income may be subject to federal, state, or local tax, and the alternative minimum tax.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder California Tax-Free Income Fund:
A Team Approach to Investing

Scudder California Tax-Free Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and has over 25 years of experience in municipal investing and portfolio management. Mr. Condon joined the fund team in 2000.

Co-lead Portfolio Manager Eleanor R. Brennan joined the fund team in 1999. Ms. Brennan joined the Advisor in 1995 and has 15 years of experience in municipal investing and portfolio management.

Portfolio Manager Matthew J. Caggiano joined the Advisor in 1989 and is the principal trader for the Advisor's institutional municipal bond accounts. Mr. Caggiano joined the fund team in 1999 and has 12 years of investment industry experience.

Note: In June of this year, Scudder California Tax Free Fund (S shares) was merged into Kemper California Tax-Free Income Fund and then renamed "Scudder California Tax-Free Income Fund. This annual report, although dated through the fiscal year ended August 31, 2001, contains information from an interview with portfolio management in mid-September 2001. As a result, the discussion contains reference to the economic impact of the September 11, 2001, attacks on New York and Washington, D.C.

                     Q: How did the municipal bond market perform during the fiscal year ended August 31, 2001?

                     A: Municipal bonds generally outperformed low-quality taxable bonds during the fiscal year and held up well against their high-quality taxable counterparts. The performance of municipal bonds also strikingly outpaced the equity market. While the S&P 500 fell 25.31 percent and the Nasdaq plunged 57.08 percent, the Lehman Brothers Municipal Bond Index rose 10.19 percent for the one-year period ending August 31, 2001. As a result, we have seen increased investor interest in municipal bonds.

                     Q: How did Scudder California Tax-Free Income Fund perform during the one-year period ended August 31, 2001?

                     A: California municipal bonds experienced a challenging environment over the course of the last year. We have seen demand for California bonds slip as the state has dealt with the issues surrounding its power supply and the deregulation of its power plants. Still, the state continues to be the country's largest supplier of municipal bonds and its economy is holding up relatively well. Further, the issuance of about $13 billion of municipal bonds by the California Department of Water Resources this fall is still expected, although its timing is now more uncertain. About $8 billion is expected to be tax-exempt. The sale -- likely the largest ever in the tax-exempt market -- is designed to help pay back the state coffers drained by the energy problems.

                     We have had solid success through our focus on 15-year premium coupon bonds. Scudder California Tax-Free Income Fund delivered 9.15 percent (Class A shares) for the one-year period ended August 31, 2001, while its typical peer in the California Municipal Debt Funds category returned 9.19 percent, according to Lipper, Inc. For the three-year period ended August 31, 2001, Class A shares of Scudder California Tax-Free Income Fund garnered an average annualized 5.25 percent return, versus 4.60 percent from its typical peer.

                     Q: How was the fund positioned throughout the year?

                     A: We have typically focused on intermediate-maturity bonds because we believe the return values are better in that area. Also, call protection became increasingly important throughout the year as we experienced a slowing economy and a falling-interest-rate environment. Over the course of the period, the Federal Reserve Board markedly slashed short-term interest rates, moving the federal funds rate to
                     3.50 percent by August 31, 2001, from 6.50 percent as of September 1, 2000. As the yield curve continued to steepen during the fiscal year, our bets on intermediate-term bonds were a boon. As interest rates declined, we also benefited from our focus on bonds with call protection. (Call-protected bonds typically are less likely to be bought back early by their issuers when interest rates decline.) As rates came down, these bonds kept paying the higher yields we had previously locked in, while prices of the bonds rose.

                     Q: What is your outlook for the year ahead, taking into account the September 11 attack on the World Trade Center and the Pentagon?

                     A: We believe municipal bond yields remain attractive relative to Treasury bonds on an after-tax basis, particularly for investors in higher tax brackets. While bond trading was lighter than normal in the aftermath of the destruction of the World Trade Center on September 11, 2001, the market remained open, and there appears to be a consensus that there will be a continued interest in bonds, particularly due to the volatility we've seen in the stock market. Further, outside of Treasury bonds, municipal bonds continue to be viewed as the safest investment option.

                     At the same time, the Federal Reserve remains in an easing mode, having made another 50-basis-point inter-meeting cut to short-term rates on September 17, 2001. More easing is expected in upcoming months as well. As a result, we expect the yield curve to remain steep, which should bode well for our positioning in intermediate securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Portfolio Composition*                                 8/31/01        8/31/00
--------------------------------------------------------------------------------
Revenue Bonds                                              69%            69%
U.S. Government Secured                                    11%            15%
General Obligation Bonds                                   20%            16%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Quality                                                8/31/01        8/31/00
--------------------------------------------------------------------------------
AAA                                                        63%            63%
AA                                                          5%             7%
A                                                          17%            10%
BBB                                                         6%            10%
Not Rated                                                   9%            10%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Years To Maturity                                      8/31/01        8/31/00
--------------------------------------------------------------------------------
1-10 years                                                 62%            54%
11-20 years                                                33%            36%
21+ years                                                   5%            10%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Interest Rate Sensitivity                              8/31/01        8/31/00
--------------------------------------------------------------------------------
Average Maturity                                     9.8 years     10.5 years
Average Duration                                     8.3 years      7.4 years
--------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------


                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
 Short-Term Municipal Investments** 2.1%
--------------------------------------------------------------------------------

Irvine, CA, Improvement Bond, Special
  Assessment, Daily Demand Note:

  2.35%, 9/2/2015                                    2,935,000       2,935,000

  2.35%, 9/2/2020                                    1,842,000       1,842,000

  2.35%, 9/2/2023                                    4,107,000       4,107,000

  2.35%, 9/2/2024                                    2,285,000       2,285,000

Irvine Ranch, CA, Water District, Daily Demand
  Note:

  2.3%, 10/1/2004                                    4,100,000       4,100,000

  2.35%, 8/1/2016                                    3,400,000       3,400,000

  2.35%, 4/1/2033                                    1,300,000       1,300,000

Orange County, CA, Improvement Bond, Daily
  Demand Note, 2.35%, 9/2/2018                       1,724,000       1,724,000

Orange County, CA, Sanitation Districts,
  Certificate of Participation, Daily Demand
  Note, 2.35%, 8/1/2016                              1,400,000       1,400,000
--------------------------------------------------------------------------------

Total Short-Term Municipal Investments (Cost $23,093,000)           23,093,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Long-Term Municipal Investments 97.9%
--------------------------------------------------------------------------------

ABAG Finance Authority for Nonprofit
  Corporations, CA, Stanford Health Services,
  Certificate of Participation, ETM, 6%,
  11/1/2007 (c)                                        605,000         702,580

Anaheim, CA, Public Financing Authority, Lease
  Revenue, Public Improvements Project:

  Series A, 6%, 9/1/2024 (c)                         3,500,000       4,149,285

  Series C, Zero Coupon, 9/1/2017 (c)                1,455,000         675,353

  Series C, Zero Coupon, 9/1/2018 (c)                1,000,000         437,460

  Series C, 6%, 9/1/2014 (c)                         1,000,000       1,186,100

  Series C, 6%, 9/1/2016 (c)                         1,000,000       1,187,110

Anaheim County, CA, Convention Center Financing,
  Certificate of Participation, Zero Coupon,
  8/1/2005 (c)                                       1,250,000       1,108,750

Benicia, CA, Unified School District, General
  Obligation:

  Series A, Zero Coupon, 8/1/2017 (c)                1,735,000         808,545

  Series A, Zero Coupon, 8/1/2018 (c)                1,510,000         663,026

Big Bear Lake, CA, Water Revenue, Inverse
  Floater:

  Rites-PA 597A, 8.37%, 4/1/2015 (c)                 1,700,000       2,322,659

  Rites-PA 597B, 8.35%, 4/1/2022                     6,750,000       9,157,050
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Burbank, CA, Unified School District, General
  Obligation:

  Series B, Zero Coupon, 8/1/2011 (c)                1,250,000         831,375

  Series B, Zero Coupon, 8/1/2012 (c)                1,500,000         942,225

  Series B, Zero Coupon, 8/1/2013 (c)                3,225,000       1,912,102

  Series B, Zero Coupon, 8/1/2014 (c)                3,000,000       1,680,990

Cabrillo, CA, Unified School District, Capital
  Appreciation, Series A, Zero Coupon, 8/1/2019
  (c)                                                4,000,000       1,655,480

California Educational Facilities Authority:

  Mills College, Revenue, Prerefunded 9/1/2002,
    6.875%, 9/1/2022 (b)                             1,775,000       1,889,062

  University of San Diego, Revenue, Zero Coupon,
    10/1/2014 (c)                                    1,470,000         817,555

  University of San Diego, Revenue, Zero Coupon,
    10/1/2024 (c)                                    2,500,000         758,375

  University of San Francisco, Revenue, 6%,
    10/1/2016 (c)                                    6,640,000       7,551,406

California Health Facilities Finance Authority,
  Adventist Health System West, Revenue:

  Series B, 6.5%, 3/1/2007 (c)                       3,750,000       3,837,112

  Series B, 6.5%, 3/1/2011 (c)                       2,000,000       2,046,460

California Health Facilities Finance Authority,
  Insured Health Facilities, Small Facilities
  Loan, Revenue, Series A, 6.7%, 3/1/2011            1,200,000       1,238,652

California Health Facilities Finance Authority,
  Kaiser Permanente, Revenue:

  Series A, Zero Coupon, 10/1/2010 (c)               3,040,000       2,090,547

  Series A, Zero Coupon, 10/1/2012 (c)               4,900,000       3,026,485

California Housing Finance Agency, Home Mortgage
  Revenue:

  Series F-1, AMT, 6.2%, 8/1/2005 (c)                  840,000         882,874

  Series F-1, AMT, 6.3%, 8/1/2006 (c)                1,310,000       1,377,937

  Series F-1, AMT, 6.875%, 8/1/2015                 10,905,000      11,410,665

  Series G, AMT, 5.7%, 2/1/2007 (c)                    500,000         537,640

  Series G, AMT, 5.8%, 2/1/2008 (c)                  1,330,000       1,426,970

  Series G, AMT, 5.9%, 2/1/2009 (c)                    200,000         214,410

California Housing Finance Agency, Multi-Unit
  Rental Housing Revenue:

  Series A, 7.45%, 8/1/2002                          1,015,000       1,039,878

  Series A, 7.6%, 8/1/2006                           4,030,000       4,207,320

  Series A, 7.65%, 8/1/2007                          2,335,000       2,438,767
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Series A, 7.7%, 8/1/2009                             700,000         731,416

  Series A, 7.75%, 8/1/2016                          2,440,000       2,542,065

  Series A, 7.8%, 8/1/2023                           2,635,000       2,746,381

  Series II, 7.35%, 8/1/2002                           400,000         408,332

  Series II, 7.35%, 8/1/2003                           430,000         446,710

  Series II, 7.35%, 8/1/2004                           460,000         485,654

  Series II, 7.35%, 8/1/2005                           495,000         529,714

California Resource Efficiency Financing
  Authority, Capital Improvements Program,
  Certificate of Participation:

  5.5%, 4/1/2017 (c)                                 1,285,000       1,382,699

  6%, 4/1/2010 (c)                                   1,500,000       1,751,085

  6%, 4/1/2011 (c)                                   1,590,000       1,861,047

  6%, 4/1/2012 (c)                                   1,685,000       1,980,566

California Rural Home Mortgage Finance
  Authority, Single Family Mortgage Revenue,
  Series B, 6.1%, 6/1/2031                             895,000       1,016,666

California State, Colleges and Universities,
  Housing System, Revenue, 5.65%, 11/1/2012 (c)      8,110,000       8,807,217

California State, Department of Water Revenue:

  Series W, 5.5%, 12/1/2013                         10,200,000      11,611,272

  Series W, 5.5%, 12/1/2014                         12,000,000      13,617,840

California State, General Obligation Unlimited:

  5%, 6/1/2020                                       6,000,000       6,122,580

  5.25%, 12/1/2019                                   5,000,000       5,251,850

  5.5%, 5/1/2011                                    10,965,000      12,258,102

  5.5%, 12/1/2011                                   10,410,000      11,735,193

  5.5%, 4/1/2012 (c)                                 2,100,000       2,366,658

  5.5%, 3/1/2014                                    12,000,000      13,256,280

  5.5%, 3/1/2016                                     9,000,000       9,821,520

  5.75%, 5/1/2010                                    8,070,000       9,161,710

  5.75%, 10/1/2010                                   7,000,000       7,985,180

  5.875%, 10/1/2019                                 10,000,000      11,046,200

  6.5%, 9/1/2010                                     1,305,000       1,561,015

  6.6%, 2/1/2011 (c)                                 4,975,000       6,000,994

California State, Public Works Board:

  California Community Colleges, Lease Revenue,
    Series A, 5.25%, 12/1/2014                       2,000,000       2,138,920
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Department of Corrections, Lease Revenue,
    5.25%, 1/1/2013 (c)                              2,000,000       2,219,160

  Department of Corrections, Lease Revenue,
    Medera Prison, Series A-2, 7.4%, 9/1/2010 (c)    1,000,000       1,272,680

  Department of Corrections, Lease Revenue,
    Series A, 7.4%, 9/1/2010                         3,365,000       4,247,337

  Regents University, Lease Revenue, Series A,
    5.25%, 6/1/2013 (c)                              2,730,000       3,000,188

  Regents University, Lease Revenue, Series A,
    5.25%, 6/1/2014 (c)                              2,575,000       2,830,285

California Statewide Communities Development
  Authority:

  Apartment Development Revenue, Series A-3,
    5.1%, 5/15/2025                                  1,000,000       1,020,370

  Apartment Development Revenue, Series A-4,
    5.25%, 5/15/2025                                 1,000,000       1,004,840

California Statewide Communities Development
  Authority, Certificate of Participation:

  6%, 8/15/2017                                      1,000,000       1,123,140

  Cedars-Sinai Medical Center, 6.5%, 8/1/2012       20,205,000      23,027,841

  Children's Hospital, 6%, 6/1/2010 (c)              1,000,000       1,167,670

  Lutheran Homes, 5.5%, 11/15/2008                   1,500,000       1,697,175

  Lutheran Homes, 5.6%, 11/15/2013                   4,750,000       5,367,547

  The Internext Group, 5.375%, 4/1/2017              1,000,000       1,014,160

  The Internext Group, 5.375%, 4/1/2030             18,500,000      18,499,075

Capistrano, CA, Unified School District,
  Improvement District No. 1, Series A, 6.25%,
  8/1/2018 (c)                                       1,000,000       1,156,810

Carlsbad, CA, Unified School District, General
  Obligation, Zero Coupon, 11/1/2018 (c)             3,050,000       1,323,029

Carson, CA, Redevelopment Agency, Redevelopment
  Project No. 1, Tax Allocation, Series B, 6%,
  10/1/2016                                          3,350,000       3,653,342

Castaic Lake, CA, Water System Improvement
  Project, Certificate of Participation, Series
  A, 7.25%, 8/1/2007 (c)                             1,000,000       1,213,390

Center, CA, Unified School District, Capital
  Appreciation, Series C, Zero Coupon, 9/1/2014
  (c)                                                2,240,000       1,253,638

Central Valley, CA, School Districts, Financing
  Authority, Revenue, Zero Coupon, 2/1/2007 (c)      1,960,000       1,625,467

Chino Basin, CA, Regional Financing Authority,
  Municipal Water District, Sewer System
  Project, 5.9%, 8/1/2011 (c)                        1,290,000       1,505,662

Concord, CA, Redevelopment Agency, Tax
  Allocation, Series 3, 8%, 7/1/2018 (c)                40,000          40,748
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Contra Costa County, CA, GNMA Mortgage Backed
  Securities Program, Home Mortgage, Revenue,
  ETM, 7.75%, 5/1/2022                               2,715,000       3,580,270

Corona, CA, Community Facilities District,
  Special Tax, Series 90-1-A, 5.5%, 9/1/2015 (c)     9,240,000      10,486,014

Corona-Norco, CA, Unified School District Public
  Financing Authority, Community Facilities
  District, Special Tax Revenue, Series A,
  5.75%, 9/1/2014 (c)                                2,750,000       3,010,617

Del Mar, CA, Race Track Authority, Revenue, 6%,
  8/15/2006                                          2,000,000       2,096,340

Dry Creek, CA, Joint Elementary School District,
  Capital Appreciation:

  Series A, Zero Coupon, 8/1/2010 (c)                1,120,000         783,686

  Series A, Zero Coupon, 8/1/2011 (c)                1,180,000         784,818

  Series A, Zero Coupon, 8/1/2016 (c)                  555,000         276,135

  Series A, Zero Coupon, 8/1/2021 (c)                1,920,000         702,144

  Series A, Zero Coupon, 5/1/2022 (c)                1,385,000         482,783

Emeryville, CA, Public Financing Authority,
  Redevelopment Project, Revenue, Series A,
  6.5%, 5/1/2021                                     6,315,000       6,512,596

Encinitas, CA, Unified School District, General
  Obligation, Zero Coupon, 8/1/2017 (c)              4,000,000       1,864,080

Escondido, CA, Unified High School District,
  General Obligation:

  Zero Coupon, 5/1/2015 (c)                          3,165,000       1,689,762

  Zero Coupon, 5/1/2016 (c)                          3,335,000       1,676,438

  Zero Coupon, 11/1/2018 (c)                         4,605,000       1,997,557

  Zero Coupon, 11/1/2017 (c)                         5,500,000       2,576,915

  ETM, Zero Coupon, 11/1/2020 (c)                    7,000,000       2,734,410

Fontana, CA, Public Financing Authority, Tax
  Allocation Revenue, Prerefunded 9/1/2001, 7%,
  9/1/2021 (b)                                       3,900,000       3,978,000

Foothill-De Anza, CA, Community College
  District, De-Anza Campus Center Project,
  Certificate of Participation, Prerefunded
  9/1/2003, 7.35%, 3/1/2007 (b)                      1,360,000       1,400,174

FootHill-De Anza, CA, Community College
  District, General Obligation:

  Zero Coupon, 8/1/2016 (c)                          4,755,000       2,365,137

  6%, 8/1/2012                                       1,610,000       1,881,221

  6%, 8/1/2013                                       2,105,000       2,445,757

Foothill/Eastern Corridor Agency, CA, Toll Road
  Revenue:

  ETM, Zero Coupon, 1/1/2018 (c)                    10,000,000       4,634,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  ETM, Zero Coupon, 1/1/2020 (c)                    10,000,000       4,105,800

  Series A, ETM, Zero Coupon, 1/1/2014               2,000,000       1,168,540

  Series A, Prerefunded 1/1/2010, 6%, 1/1/2016
    (b)                                             11,000,000      12,915,760

  Series A, Prerefunded 1/1/2007, 6%, 1/1/2034
    (b)                                              3,350,000       3,826,671

  Series A, Prerefunded 1/1/2007, 6.5%, 1/1/2032
    (b)                                             10,000,000      11,667,000

  Series A, Step-up Coupon, 0% to 1/1/2005,
    6.95% to 1/1/2007                                  575,000         545,991

  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1%
    to 1/1/2011                                      6,000,000       6,118,560

  Series A, Step-up Coupon, 0% to 1/1/2005,
    7.15% to 1/1/2013                                  975,000         996,196

  Series A, Step-up Coupon, 0% to 1/1/2005,
    7.15% to 1/1/2014                                2,875,000       2,937,502

  Zero Coupon, 1/15/2017 (c)                         5,975,000       2,710,738

  Zero Coupon, 1/15/2018 (c)                         6,250,000       2,660,312

  Zero Coupon, 1/15/2020 (c)                         6,500,000       4,497,025

  Zero Coupon, 1/15/2025                            10,000,000       2,549,700

  Zero Coupon, 1/15/2026                             5,000,000       3,221,000

Fresno, CA, Health Facilities Authority, Holy
  Cross Health System, Revenue:

  Prerefunded 6/1/2002, 6.5%, 6/1/2011 (b)           1,500,000       1,574,895

  Prerefunded 6/1/2002, 6.625%, 6/1/2021 (b)         2,000,000       2,102,800

Fresno, CA, Unified School District, General
  Obligation:

  Series A, 6.4%, 8/1/2016 (c)                       2,000,000       2,428,340

  Series C, 5.9%, 2/1/2017 (c)                       1,760,000       2,062,949

Hawthorne, CA, Community Redevelopment Agency,
  Redevelopment Project Area 2, Tax Allocation,
  6.625%, 9/1/2014                                   2,000,000       2,131,620

Healdsburg, CA, Unified School District, Capital
  Appreciation:

  Zero Coupon, 7/15/2011 (c)                           400,000         266,528

  Zero Coupon, 7/15/2012 (c)                           400,000         251,736

  Zero Coupon, 7/15/2013 (c)                           400,000         237,624

  Zero Coupon, 7/15/2014 (c)                           400,000         224,580

Hollister, CA, Joint Powers Financing Authority,
  Sewer System Improvement Project, Revenue,
  5.75%, 12/1/2011                                   3,815,000       3,973,399

Inglewood, CA, Public Financing Authority,
  Revenue:

  Series B, Prerefunded 5/1/2002, 7%, 5/1/2022
    (b)                                              7,825,000       8,187,532

  Series C, Prerefunded 5/1/2002, 7%, 5/1/2022
    (b)                                                870,000         912,795
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Inland Empire Solid Waste Financing Authority,
  Landfill Improvement Financing Project, Series
  B, 6%, 8/1/2006                                    1,000,000       1,132,010

Kern, CA, High School District, General
  Obligation, Series A, 6.4%, 8/1/2012 (c)           3,095,000       3,736,284

Laguna Salada, CA, Unified School District,
  General Obligation:

  Series B, Zero Coupon, 8/1/2019 (c)                2,765,000       1,142,360

  Series B, Zero Coupon, 8/1/2020 (c)                2,000,000         775,000

Las Virgenes, CA, Unified School District,
  General Obligation:

  Series A, Zero Coupon, 11/1/2013 (c)               2,150,000       1,260,824

  Series A, Zero Coupon, 11/1/2014                   1,050,000         581,784

  Series A, Zero Coupon, 11/1/2015                   1,275,000         665,270

  Zero Coupon, 11/1/2016 (c)                         1,500,000         736,545

Lemon Grove, CA, Community Development Agency,
  Lemon Grove Redevelopment Project, Tax
  Allocation, Prerefunded 8/1/2002, 6.65%,
  8/1/2006 (b)                                         215,000         227,446

Long Beach, CA, Harbor Revenue:

  AMT, Series A, 6%, 5/15/2017 (c)                   1,500,000       1,755,960

  Series A, 5.75%, 5/15/2016                        12,570,000      13,676,286

  Series A, 6%, 5/15/2018 (c)                        4,000,000       4,665,520

  Inverse Floater, Rites-PA 651A, 8.3%,
    5/15/2016* (c)                                   4,215,000       5,668,458

  Inverse Floater, Rites-PA 651B, 8.3%,
    5/15/2019* (c)                                   5,300,000       7,019,903

Los Angeles County, CA, Certificate of
  Participation, Capital Appreciation, Disney
  Parking Project:

  Zero Coupon, 9/1/2006                              2,500,000       2,100,275

  Zero Coupon, 3/1/2008                              2,780,000       2,157,947

  Zero Coupon, 9/1/2008                              4,865,000       3,703,530

Los Angeles County, CA:

  Certificate of Participation, Marina Del Ray:

    Series A, 6.25%, 7/1/2003                        1,090,000       1,133,949

    Series A, 6.5%, 7/1/2008                         2,500,000       2,647,725

  Convention and Exhibition Center Authority,
    Certificate of Participation, Prerefunded
    12/1/2005, 9%, 12/1/2020 (b)                     1,000,000       1,250,140

  Convention and Exhibition Center Authority,
    Lease Revenue, Series A, 6.125%, 8/15/2011
    (c)                                              1,000,000       1,185,280

  Department of Airports, Ontario International
    Airport, Revenue, Series A, 5.9%, 5/15/2012
    (c)                                              3,290,000       3,564,386
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Department of Water and Power, Series A,
    5.25%, 7/1/2013 (c)                             20,000,000      22,074,800

  Harbor Department Revenue, Series A, AMT,
    5.5%, 8/1/2014 (c)(d)                            6,895,000       7,387,165

  Harbor Department Revenue, Series B, AMT,
    5.5%, 8/1/2016 (c)                               6,500,000       6,964,035

  Harbor Department Revenue, Series B, AMT,
    6.25%, 8/1/2026 (c)                              2,320,000       2,568,263

  Metropolitan Transportation Authority, Sales
    Tax Revenue, Series B, 5.25%, 7/1/2015 (c)      11,800,000      12,902,356

  State Building Authority, Lease Revenue,
    Series A, 5.6%, 5/1/2008                         7,000,000       7,829,430

Los Angeles, CA, Unified School District,
  Inverse Floater:

  Rites-PA 589A, 8.35%, 7/1/2012*                    3,170,000       4,303,085

  Rites-PA 589B, 8.35%, 7/1/2013*                    1,485,000       2,026,565

  Rites-PA 589C, 8.35%, 7/1/2014*                    2,910,000       3,982,160

  Rites-PA 589D, 8.35%, 7/1/2015*                    3,560,000       4,881,472

Los Angeles, CA, Unified School District:

  5.625%, 7/1/2015 (c)                               4,115,000       4,583,945

  5.625%, 7/1/2016 (c)                              10,655,000      11,794,233

  5.625%, 7/1/2017 (c)                               4,500,000       4,949,730

  5.625%, 7/1/2018 (c)                               4,990,000       5,469,439

Los Banos, CA, Certificate of Participation, 6%,
  12/1/2019                                          2,100,000       2,153,886

Lucia Mar, CA, Unified School District, General
  Obligation, Series A, Zero Coupon, 8/1/2016 (c)    1,000,000         496,820

M-S-R Public Power Agency, San Juan Project
  Revenue, Series D, ETM, 6.75%, 7/1/2020 (c)        2,000,000       2,488,920

Martinez, CA, Home Mortgage Revenue, ETM,
  10.375%, 2/1/2002                                     15,000          15,455

Merced, CA, Unified High School District,
  General Obligation:

  Series A, Zero Coupon, 8/1/2014 (c)                2,045,000       1,145,875

  Series A, Zero Coupon, 8/1/2015 (c)                2,090,000       1,103,102

  Series A, Zero Coupon, 8/1/2016 (c)                2,140,000       1,063,195

Metropolitan Water District of Southern
  California, Waterworks Revenue:

  Series A, 4.75%, 7/1/2022                          5,000,000       4,950,750

  Series A, 5.25%, 7/1/2014                          5,210,000       5,736,679

  Series A, 5.25%, 3/1/2017                          3,160,000       3,393,556
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Series A, 5.75%, 7/1/2021                          2,000,000       2,287,080

  Series B, 5.25%, 3/1/2017                          7,400,000       7,946,934

Midpeninsula Regional Open Space District, CA,
  Financing Authority Revenue, Zero Coupon,
  9/1/2020 (c)                                       1,190,000         460,054

Millbrae, CA, Residential Facilities, Magnolia
  of Millbrae Project, Series A, AMT, 7.375%,
  9/1/2027                                           4,000,000       4,166,600

Modesto, CA:

  Certificate of Participation, Community Center
    Project, Series A, 5.6%, 11/1/2014 (c)           1,370,000       1,572,733

  Irrigation District Financing Authority,
    Revenue, Series A, 6%, 10/1/2015 (c)             7,000,000       7,733,670

  Wastewater Treatment Facilities Revenue, 6%,
    11/1/2011 (c)                                    1,255,000       1,479,582

Mojave Desert & Mountain Region, CA, Solid Waste
  Joint Powers Authority, Project Revenue, AMT,
  7.875%, 6/1/2020                                   2,350,000       2,565,848

Montebello, CA, Unified School District, General
  Obligation:

  Zero Coupon, 8/1/2012 (c)                          1,890,000       1,187,204

  Zero Coupon, 8/1/2013 (c)                          1,945,000       1,153,191

Moreno Valley, CA, Towngate Community Facilities
  District, Special Tax:

  6.5%, 12/1/2009                                    3,670,000       3,796,028

  7.125%, 10/1/2023                                  2,810,000       2,870,246

Murrieta Valley, CA, Unified School District,
  General Obligation, Series A, Zero Coupon,
  9/1/2016 (c)                                       2,500,000       1,237,200

Northern California Power Agency, Public Power
  Revenue:

  Hydroelectric Project No. 1, Series A, 5%,
    7/1/2017 (c)                                     2,500,000       2,600,850

  Prerefunded 1/1/2016, 7%, 7/1/2016 (b)               210,000         265,127

Northern California Tobacco Securitization
  Authority Revenue, Series A, 5.375%, 6/1/2041      5,000,000       5,044,900

Oakland, CA:

  Housing Finance Revenue, 7.1%, 1/1/2010              755,000         772,675

  Port Revenue, 5.75%, 11/1/2014 (c)                 2,500,000       2,760,750

Orange County, CA, Recovery Certificate of
  Participation, 6%, 7/1/2026 (c)                   13,000,000      14,674,530

Palmdale, CA, School District, School Building
  Project, Certificate of Participation, Zero
  Coupon, 10/1/2019                                  1,420,000         581,873

Pleasanton, CA, Joint Power Financing, Series A,
  6.15%, 9/2/2012                                    8,775,000       9,227,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Pomona, CA, Unified School District, General
  Obligation, ETM, Series B, 6.25%, 8/1/2014 (c)     1,020,000       1,226,213

Puerto Rico Commonwealth, General Obligation,
  6.5%, 7/1/2015 (c)                                 4,000,000       4,936,120

Puerto Rico Commonwealth, Highway and
  Transportation Authority, Highway Revenue:

  Inverse Floater, 10.4%, 7/1/2013* (c)              3,610,000       5,087,356

  Inverse Floater, 10.4%, 7/1/2015* (c)              2,825,000       4,007,291

  Series A, 5.5%, 7/1/2014 (c)                       5,000,000       5,674,100

  Series Z, 6%, 7/1/2018                             7,250,000       8,547,243

  Series Z, 6.25%, 7/1/2014 (c)                      1,000,000       1,207,810

  Series Z, 6.25%, 7/1/2016                            750,000         906,810

Puerto Rico Commonwealth, Infrastructure Finance
  Authority, Series A, ETM, 5.5%, 10/1/2020          2,000,000       2,169,620

Puerto Rico Commonwealth, Inverse Floater,
  Rites-PA 620B, 8.4%, 7/1/2014* (c)                 5,000,000       6,842,200

Puerto Rico Electric Power Authority:

  5.75%, 7/1/2014                                    7,500,000       8,494,050

  5.75%, 7/1/2015                                    2,300,000       2,590,237

  5.75%, 7/1/2016                                    5,000,000       5,603,300

Puerto Rico Municipal Finance Authority, Inverse
  Floater:

  Rites-PA 645B, 7.99%, 8/1/2013*                    2,395,000       3,002,540

  Rites-PA 645C, 8.21%, 8/1/2014*                    2,500,000       3,150,800

  Rites-PA 645D, 8.42%, 8/1/2015*                    2,225,000       2,831,847

Puerto Rico Public Building Authority,
  Government Facilities Revenue, Series A,
  6.25%, 7/1/2013 (c)                                1,000,000       1,204,620

Puerto Rico, Industrial Tourist Educational,
  Medical & Environmental Central Facilities,
  University Plaza Project:

  Series A, 5.625%, 7/1/2014 (c)                     2,075,000       2,313,086

  Series A, 5.625%, 7/1/2015 (c)                     2,190,000       2,427,571

  Series A, 5.625%, 7/1/2016 (c)                     2,215,000       2,441,506

  Series A, 5.625%, 7/1/2017 (c)                     2,345,000       2,573,919

Redondo Beach, CA, Public Financing Authority,
  South Bay Center Redevelopment Project,
  Revenue:

  7%, 7/1/2016                                       1,000,000       1,092,240

  7.125%, 7/1/2026                                   2,000,000       2,177,720

Richmond, CA, Joint Powers Finance Authority:

  5.875%, 9/1/2006                                     500,000         545,155

  6.6%, 9/1/2016                                     1,000,000       1,102,240
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Richmond, CA, Wastewater Revenue, Capital
  Appreciation, Zero Coupon, 8/1/2020 (c)            2,495,000         968,584

Riverside County, CA, Asset Leasing Corp.,
  Riverside County Hospital Project:

  Zero Coupon, 6/1/2015 (c)                          1,750,000         924,508

  Zero Coupon, 6/1/2016 (c)                          2,395,000       1,190,602

Rocklin, CA, Unified School District, Community
  Facilities District:

  Zero Coupon, 9/1/2019 (c)                          1,675,000         689,179

  Zero Coupon, 9/1/2020 (c)                          1,415,000         546,020

Sacramento County, CA, Community Facilities
  District Number 1, Special Tax:

  5.5%, 12/1/2010                                    1,090,000       1,163,183

  6%, 9/1/2011                                         850,000         924,018

  6.125%, 9/1/2014                                     605,000         650,375

  6.3%, 9/1/2021                                     1,500,000       1,579,110

Sacramento County, CA, Sanitation District
  Financing Authority, Revenue, Series A, 6%,
  12/1/2014                                          5,000,000       5,807,450

Sacramento, CA, City Financing Authority:

  Convention Center Hotel, Series A, 6.25%,
    1/1/2030                                        14,000,000      14,284,900

  Lease Revenue, Series A, 5.4%, 11/1/2020 (c)       5,000,000       5,508,900

  Lease Revenue, Series B, Zero Coupon,
    11/1/2016 (c)                                    2,685,000       1,320,376

  Lease Revenue, Series B, 5%, 11/1/2014             4,200,000       4,495,176

Sacramento, CA, Cogeneration Authority, Procter and Gamble Project, Revenue:

  6.375%, 7/1/2010                                   2,300,000       2,489,336

  Prerefunded 7/1/2005, 6.5%, 7/1/2021 (b)           7,750,000       8,962,875

Sacramento, CA, Municipal Utilities District,
  Electric Revenue:

  Series G, 6.5%, 9/1/2013 (c)                       1,270,000       1,558,658

  Series K, 5.75%, 7/1/2018 (c)                      5,170,000       5,963,337

Sacramento, CA, Power Authority Cogeneration
  Project, Revenue:

  6%, 7/1/2022 (c)                                   5,000,000       5,349,350

  6.5%, 7/1/2004                                     2,000,000       2,152,260

Saddleback Valley Unified School District,
  Public Financing Authority, Special Tax
  Revenue:

  Series A, 6%, 9/1/2013 (c)                         1,000,000       1,184,410

  Series A, 6%, 9/1/2014 (c)                         2,195,000       2,603,490

  Series A, 6%, 9/1/2015 (c)                         1,000,000       1,187,320
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Salinas, CA, Capital Improvement Projects,
  Certificate of Participation, Series A,
  5.625%, 10/1/2017                                  2,000,000       2,123,820

San Bernadino, CA, Certificate of Participation,
  Medical Center Financing Project:

  5.5%, 8/1/2017 (c)                                 3,965,000       4,462,687

  6%, 8/1/2009 (c)                                   3,000,000       3,490,920

San Bernardino, CA, West Valley Detention
  Center, Certificate of Participation, 6.5%,
  11/1/2012 (c)                                      8,000,000       8,517,520

San Bruno Park, CA, School District, General
  Obligation:

  Zero Coupon, 8/1/2014                              1,010,000         565,933

  Zero Coupon, 8/1/2016                              1,000,000         496,820

  Zero Coupon, 8/1/2017                              1,000,000         466,020

  Zero Coupon, 8/1/2019                              1,100,000         454,465

San Diego, CA, Detention Facility, Certificate
  of Participation, Revenue, 8%, 6/1/2002            1,825,000       1,879,750

San Diego, CA, Redevelopment Agency, Horton
  Project, Tax Allocation, Series B, 6.625%,
  11/1/2017                                          2,000,000       2,385,720

San Diego, CA, Unified School District, Election of 1998:

  Series B, 6%, 7/1/2019 (c)                         1,000,000       1,209,450

  Series B, 6.05%, 7/1/2018 (c)                        770,000         934,249

San Diego, CA, Water Utility Funding, Network
  System Revenue, 4.75%, 8/1/2028 (c)                3,250,000       3,189,323

San Francisco, CA, Bay Area Rapid Transit
  District, Sales Tax Revenue:

  5.25%, 7/1/2015 (c)                                1,750,000       1,901,830

  5.25%, 7/1/2016 (c)                                1,150,000       1,241,092

  5.25%, 7/1/2018 (c)                                2,465,000       2,625,570

San Francisco, CA, City and County Airport
  Commission, International Airport Revenue:

  Series 12A, 5.7%, 5/1/2013                         5,470,000       5,849,782

  Series 12A, 5.7%, 5/1/2014                         6,795,000       7,246,528

San Francisco, CA, City and County Airport
  Commission, International Airport Revenue,
  Inverse Floater:

  Rites-PA 662A, 8.3%, 5/1/2011                      1,080,000       1,396,127

  Rites-PA 662A, 8.31%, 5/1/2011                     1,365,000       1,764,549

  Rites-PA 662B, 7.87%, 5/1/2012                     1,285,000       1,600,609

  Rites-PA 662C, 7.87%, 5/1/2013                     1,365,000       1,679,127

  Rites-PA 662E, 7.99%, 5/1/2015                     1,530,000       1,828,381

  Rites-PA 662F, 8.19%, 5/1/2016                     1,625,000       1,951,138
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Rites-PA 662G, 8.44%, 5/1/2014                     1,445,000       1,757,568

  Rites-PA 662H, 7.88%, 5/1/2012                     1,445,000       1,799,906

  Rites-PA 662I, 7.87%, 5/1/2013                     1,535,000       1,888,250

San Francisco, CA, City and County Redevelopment
  Agency:

  George R. Moscone Convention Center, Lease
    Revenue, 6.75%, 7/1/2015                         2,200,000       2,470,512

  Residential Facility, Coventry Park Project,
    Series A, AMT, 8.5%, 12/1/2026                   2,000,000       1,810,600

San Joaquin Hills, CA, Transportation Corridor
  Agency, Toll Road Revenue:

  ETM, Zero Coupon, 1/1/2002                           515,000         510,787

  ETM, Zero Coupon, 1/1/2006                           200,000         174,556

  ETM, Zero Coupon, 1/1/2010                         1,500,000       1,084,080

  ETM, Zero Coupon, 1/1/2014                         3,680,000       2,144,925

  ETM, Step-up Coupon, 0% to 1/1/2002, 7.3% to
    1/1/2004                                         1,000,000       1,074,450

  ETM, Step-up Coupon, 0% to 1/1/2002, 7.4% to
    1/1/2007                                         6,000,000       6,982,920

  Series A, Zero Coupon, 1/15/2011 (c)               5,450,000       3,706,872

  Series A, Zero Coupon, 1/15/2012 (c)              25,420,000      16,342,264

  Series A, Zero Coupon, 1/15/2015 (c)              12,065,000       6,529,095

  Series A, Zero Coupon, 1/15/2016 (c)               3,485,000       1,776,200

  Series A, Zero Coupon, 1/15/2017 (c)               3,965,000       1,896,658

  Series A, Zero Coupon, 1/15/2018 (c)               2,640,000       1,190,323

  Series A, Zero Coupon, 1/15/2019 (c)               3,185,000       1,351,714

  Series A, Zero Coupon, 1/15/2026 (c)              15,000,000       4,236,900

  Step-up Coupon, 0% to 1/1/2002, 7.35% to
    1/1/2005                                         2,500,000       2,771,625

San Jose, CA, Financing Authority Revenue:

  Series B, Zero Coupon, 11/15/2004                    810,000         736,841

  Series B, Zero Coupon, 11/15/2005                    810,000         709,495

San Jose, CA, Unified School District, General
  Obligation:

  Santa Clara County, Series D, 5.25%, 8/1/2016
    (c)                                              3,060,000       3,304,127

  Series A, Zero Coupon, 8/1/2015 (c)                2,570,000       1,356,446

  Series A, Zero Coupon, 8/1/2017 (c)                1,350,000         629,127

San Juan, CA, Unified School District, General
  Obligation, Zero Coupon, 8/1/2021                  8,000,000       2,920,000

San Ysidro, CA, School District, General
  Obligation, 6.125%, 8/1/2021 (c)                   1,400,000       1,633,716
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Santa Ana, CA, Financing Authority, Lease
  Revenue, Police Administration and Holding
  Facility, Series A, 6.25%, 7/1/2024 (c)            2,000,000       2,442,280

Santa Clara County, CA, Financing Authority,
  Lease Revenue, VMC Facilities Replacement
  Project, Series A, 7.75%, 11/15/2008 (c)           3,250,000       4,135,788

Santa Cruz County, CA, Certificate of
  Participation, Capital Facilities Project:

  5.5%, 9/1/2017 (c)                                 1,005,000       1,135,369

  5.5%, 9/1/2018 (c)                                 1,060,000       1,192,436

  5.6%, 9/1/2019 (c)                                 1,115,000       1,261,511

  5.6%, 9/1/2020 (c)                                 1,180,000       1,329,223

  5.65%, 9/1/2024 (c)                                1,445,000       1,642,257

  5.65%, 9/1/2025 (c)                                1,520,000       1,727,678

  5.65%, 9/1/2026 (c)                                1,605,000       1,826,570

Santa Cruz County, CA, Housing Authority,
  Multi-Family Revenue, Series A, 7.75%, 7/1/2023    2,000,000       2,023,540

Santa Margarita/Dana Point, CA, Improvement
  Districts, Revenue:

  Series A, 7.25%, 8/1/2006 (c)                        465,000         553,410

  Series B, 7.25%, 8/1/2005 (c)                      2,895,000       3,361,471

  Series B, 7.25%, 8/1/2012 (c)                      3,675,000       4,707,896

  Series B, 7.25%, 8/1/2013 (c)                      3,400,000       4,388,448

Santaluz, CA, Community Facilities District:

  6.25%, 9/1/2021                                    2,000,000       2,047,600

  6.375%, 9/1/2030                                   5,000,000       5,126,150

South Placer Wastewater Authority, CA,
  Wastewater Revenue:

  Series A, 5.5%, 11/1/2013 (c)                      1,000,000       1,128,050

  Series A, 5.5%, 11/1/2014 (c)                      2,000,000       2,242,940

South San Francisco, CA, Capital Improvements
  Financing Authority, South San Francisco
  Conference Center, Revenue, 6.125%, 9/1/2018       3,925,000       4,031,132

South Tahoe, CA, Joint Powers Finance Authority,
  Series A, 7.3%, 10/1/2007 (c)                     12,500,000      13,149,250

Southern California Home Finance Authority,
  Single Family Mortgage Revenue, Series A,
  6.75%, 9/1/2022                                      395,000         404,263

Southern California Public Power Authority:

  Power Project Revenue, 6.75%, 7/1/2010             6,000,000       7,244,580

  Transmission Project Revenue, Capital
    Appreciation, Zero Coupon, 7/1/2015              2,000,000       1,061,080

Stockton, CA, Community Facilities District,
  Brookside Estates, Special Tax Revenue, 6.2%,
  8/1/2015                                           2,000,000       2,107,400
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Sunnyvale, CA, Financing Authority, Wastewater,
  Refuse and Sludge, Utilities Revenue, 6.3%,
  10/1/2017 (c)                                      4,000,000       4,093,960

Tahoe Truckee, CA, Unified School District,
  General Obligation, Series A, Zero Coupon,
  8/1/2022 (c)                                       3,600,000       1,239,012

Temple City, CA, Unified School District,
  General Obligation, Series A, Zero Coupon,
  8/1/2015 (c)                                       1,250,000         659,750

Torrance, CA, Torrance Memorial Medical Center
  Revenue, 5.5%, 6/1/2031                            2,950,000       3,008,528

Tustin, CA, Unified School District:

  6.25%, 9/1/2021                                      750,000         780,068

  6.375%, 9/1/2035                                   2,000,000       2,084,020

Ukiah, CA, Unified School District, Zero Coupon,
  8/1/2016 (c)                                       2,000,000         993,640

Virgin Islands Public Finance Authority Revenue,
  Series A, 6.5%, 10/1/2024                          7,500,000       8,185,575

Washington Township, CA, Health Care, Revenue,
  5.125%, 7/1/2023                                   1,000,000       1,000,690

Watsonville, CA, Community Hospital Revenue,
  Series A, ETM, 5.95%, 7/1/2007                     1,135,000       1,300,812

West Covina, CA, Redevelopment Agency, Fashion
  Plaza, 5.75%, 9/1/2009                               865,000         973,125
--------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $986,424,136)        1,086,070,825
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $1,009,517,136) (a)     1,109,163,825
--------------------------------------------------------------------------------

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which may exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rates as of August 31, 2001.

** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) The cost for federal income tax purposes was $1,009,517,136. At August 31, 2001, net unrealized appreciation for all securities based on tax cost was $99,646,689. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $99,860,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $213,795.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

(d) When-issued or forward delivery securities (see Notes to Financial Statements).

AMT: Alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,009,517,136)        $ 1,109,163,825
--------------------------------------------------------------------------------
Cash                                                                     126,492
--------------------------------------------------------------------------------
Receivable for investments sold                                        6,017,792
--------------------------------------------------------------------------------
Interest receivable                                                   13,839,896
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                          318,495
--------------------------------------------------------------------------------
Other assets                                                             810,000
--------------------------------------------------------------------------------
Total assets                                                       1,130,276,500
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities                7,090,060
--------------------------------------------------------------------------------
Dividends payable                                                        470,004
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       1,008,364
--------------------------------------------------------------------------------
Accrued management fee                                                   505,052
--------------------------------------------------------------------------------
Accrued reorganization costs                                                 857
--------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                       21,294
--------------------------------------------------------------------------------
Other accrued expenses and payables                                      407,796
--------------------------------------------------------------------------------
Total liabilities                                                      9,503,427
--------------------------------------------------------------------------------
Net assets, at value                                             $ 1,120,773,073
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                      407,329
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
other assets                                                         100,456,689
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (16,650,984)
--------------------------------------------------------------------------------
Paid-in capital                                                    1,036,560,039
--------------------------------------------------------------------------------
Net assets, at value                                             $ 1,120,773,073
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($324,603,784 / 42,736,165 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares authorized)  $         7.60
--------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($753,089,967 / 99,119,098 outstanding shares of
beneficial interest, $.01 par value, unlimited number of
shares authorized)                                                $         7.60
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.50 of $7.60)           $         7.59
--------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge)
($33,023,934 / 4,342,349 outstanding shares of
beneficial interest, $.01 par value, unlimited
number of shares authorized)                                      $         7.61
--------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($10,055,388 / 1,331,692 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $         7.55
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest                                                         $    46,887,893
--------------------------------------------------------------------------------
Expenses:
Management fee                                                         4,451,538
--------------------------------------------------------------------------------
Administrative fee                                                       222,067
--------------------------------------------------------------------------------
Services to shareholders                                                 511,901
--------------------------------------------------------------------------------
Custodian fees                                                            24,688
--------------------------------------------------------------------------------
Distribution services fees                                             2,063,843
--------------------------------------------------------------------------------
Auditing                                                                  55,620
--------------------------------------------------------------------------------
Legal                                                                     19,057
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               45,747
--------------------------------------------------------------------------------
Reports to shareholders                                                   73,352
--------------------------------------------------------------------------------
Registration fees                                                         14,961
--------------------------------------------------------------------------------
Reorganization                                                            61,275
--------------------------------------------------------------------------------
Other                                                                     62,644
--------------------------------------------------------------------------------
Total expenses, before expense reductions                              7,606,693
--------------------------------------------------------------------------------
Expense reductions                                                      (59,327)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                               7,547,366
--------------------------------------------------------------------------------
Net investment income (loss)                                          39,340,527
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                              9,988,990
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments and other assets                                          34,256,594
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            44,245,584
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $    83,586,111
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                    Years Ended August 31,
                                                      2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $   39,340,527  $    40,173,059
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                          9,988,990     (10,025,716)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period            34,256,594       31,464,035
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      83,586,111       61,611,378
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class S                                           (3,044,636)               --
--------------------------------------------------------------------------------
  Class A                                          (35,077,817)     (38,577,116)
--------------------------------------------------------------------------------
  Class B                                           (1,265,820)      (1,394,432)
--------------------------------------------------------------------------------
  Class C                                             (199,018)        (201,511)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                           110,283,874      351,962,728
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization      315,385,118               --
--------------------------------------------------------------------------------
Reinvestment of distributions                        22,598,135       22,443,575
--------------------------------------------------------------------------------
Cost of shares redeemed                           (176,829,100)    (486,445,940)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                  271,438,027    (112,039,637)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                   315,436,847     (90,601,318)
--------------------------------------------------------------------------------
Net assets at beginning of period                   805,336,226      895,937,544
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $407,329
at August 31, 2001)                              $1,120,773,073  $   805,336,226
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class A

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 7.30    $ 7.10   $ 7.65    $ 7.52   $ 7.31
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .35       .34      .34       .36      .38
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .30       .20    (.41)       .26      .25
--------------------------------------------------------------------------------
  Total from investment operations   .65       .54    (.07)       .62      .63
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.35)     (.34)    (.34)     (.36)    (.38)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions             --        --    (.14)     (.13)    (.04)
--------------------------------------------------------------------------------
  Total distributions              (.35)     (.34)    (.48)     (.49)    (.42)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.60    $ 7.30   $ 7.10    $ 7.65   $ 7.52
--------------------------------------------------------------------------------
Total Return (%)^a                   9.15      7.97   (1.07)      8.56     8.78
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         753       767      855       982      979
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      .88^b      .85      .82       .78      .79
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      .87^b      .84      .82       .78      .79
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          4.69      4.98     4.60      4.82     5.08
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           26        57       62        61       79
--------------------------------------------------------------------------------

^a  Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .87% and .86%, respectively (see Notes to Financial Statements).

Class B

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 7.31    $ 7.11   $ 7.66    $ 7.52   $ 7.32
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .29       .29      .28       .30      .32
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .30       .20    (.41)       .27      .24
--------------------------------------------------------------------------------
  Total from investment operations   .59       .49    (.13)       .57      .56
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.29)     (.29)    (.28)     (.30)    (.32)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions             --        --    (.14)     (.13)    (.04)
--------------------------------------------------------------------------------
  Total distributions              (.29)     (.29)    (.42)     (.43)    (.36)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.61    $ 7.31   $ 7.11    $ 7.66   $ 7.52
--------------------------------------------------------------------------------
Total Return (%)^a                  8.28      7.14   (1.90)      7.79     7.73
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          33        33       37        35       27
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     1.70^b     1.64     1.65      1.63     1.62
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     1.69^b     1.63     1.65      1.63     1.62
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.87      4.19     3.75      3.97     4.25
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           26        57       62        61       79
--------------------------------------------------------------------------------

^a  Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.69%, respectively (see Notes to Financial Statements).

Class C

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 7.26    $ 7.05   $ 7.60    $ 7.50   $ 7.31
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .29       .29      .28       .30      .32
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .29       .21    (.41)       .23      .23
--------------------------------------------------------------------------------
  Total from investment operations   .58       .50    (.13)       .53      .55
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.29)     (.29)    (.28)     (.30)    (.32)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions             --        --    (.14)     (.13)    (.04)
--------------------------------------------------------------------------------
  Total distributions              (.29)     (.29)    (.42)     (.43)    (.36)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.55    $ 7.26   $ 7.05    $ 7.60   $ 7.50
--------------------------------------------------------------------------------
Total Return (%)^a                  8.19      7.34   (1.91)      7.21     7.59
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          10         5        4         7        2
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     1.72^b     1.64     1.68      1.62     1.60
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     1.69^b     1.63     1.68      1.62     1.60
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.85      4.19     3.71      3.98     4.27
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           26        57       62        61       79
--------------------------------------------------------------------------------

^a  Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.69%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder California Tax-Free Income Fund (the "Fund"), formerly Kemper California Tax-Free Income Fund, is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust"), formerly Kemper State Tax-Free Income Series, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On June 15, 2001, the Fund acquired Class S shares (see Note H). Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charge and are not offered to new investors. Certain detailed information for Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

When Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $13,566,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($392,000), August 31, 2006 ($1,971,000), August 31, 2008 ($9,902,000) and
August 31, 2009 ($1,301,000), the respective expiration dates, or whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

At August 31, 2001, other assets of $810,000 (0.1% of net assets) have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

For the year ended August 31, 2001, purchases and sales (excluding short-term instruments) aggregated $220,287,737 and $286,736,963, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund has entered into an Administrative Agreement. The agreement was effective June 18, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2001, the fee pursuant to the Management Agreement aggregated $4,451,538, which was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Effective June 18, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays other to provide substantially all of the administrative services required by the Fund

(other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.075%, 0.125% and 0.175% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 18, 2001 through August 31, 2001, the Administrative Fee was as follows:

                                                                    Unpaid at
Administrative Fee                             Total Aggregated  August 31, 2001
-------------------------------------------------------------------------------
Class S                                        $     97,797      $     44,085
-------------------------------------------------------------------------------
Class A                                             113,224            51,207
-------------------------------------------------------------------------------
Class B                                               8,322             3,747
-------------------------------------------------------------------------------
Class C                                               2,724             1,552
-------------------------------------------------------------------------------
                                               $    222,067      $    100,591
-------------------------------------------------------------------------------

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class S shares. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $256,315, $18,790 and $2,245, respectively. Effective June 18, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2001, the Distribution Fee was as follows:

                                                                    Unpaid at
Distribution Fee                               Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $    240,252     $     21,263
--------------------------------------------------------------------------------
Class C                                                38,127            6,488
--------------------------------------------------------------------------------
                                                 $    278,379     $     27,751
--------------------------------------------------------------------------------

Effective June 18, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended August 31, 2001, the Service Fee was as follows:

                                                                    Unpaid at
Service Fee                                    Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $  1,692,671     $    193,256
--------------------------------------------------------------------------------
Class B                                                80,084            7,545
--------------------------------------------------------------------------------
Class C                                                12,709            1,432
--------------------------------------------------------------------------------
                                                 $  1,785,464     $    202,233
--------------------------------------------------------------------------------

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions retained by SDI in connection with the distribution of the Fund's Class A shares for the year ended August 31, 2001 were $129,687.

In addition, SDI receives a contingent deferred sales charge (CDSC) for Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended August 31, 2001, the CDSC for Class B and C shares aggregated $57,282 and $59, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001, Trustees' fees and expenses aggregated $28,469. In addition, a one-time fee of $17,278 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $8,639 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class A                  12,041,872  $ 87,665,161     41,852,257   $292,236,044
--------------------------------------------------------------------------------
Class B                     845,993     6,224,689        928,140      6,523,582
--------------------------------------------------------------------------------
Class C                   1,217,971     8,879,629      7,521,626     51,939,564
--------------------------------------------------------------------------------
Class S*                    683,526     5,124,084             --             --
--------------------------------------------------------------------------------
                                     $107,893,563                  $350,699,190
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class S                  43,087,344  $315,385,118             --   $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class A                   2,691,783  $ 19,798,930      3,063,597   $ 21,489,351
--------------------------------------------------------------------------------
Class B                     103,468       762,055        121,036        849,862
--------------------------------------------------------------------------------
Class C                      16,013       117,157         14,985        104,362
--------------------------------------------------------------------------------
Class S*                    257,680     1,919,993             --             --
--------------------------------------------------------------------------------
                                     $ 22,598,135                  $ 22,443,575
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class A                (21,094,037)  $(154,740,370) (60,415,096)  $(422,766,421)
--------------------------------------------------------------------------------
Class B                   (732,176)   (5,384,705)    (1,637,052)    (11,437,664)
--------------------------------------------------------------------------------
Class C                   (640,160)   (4,692,261)    (7,358,755)    (50,978,317)
--------------------------------------------------------------------------------
Class S*                (1,292,385)   (9,621,453)             --             --
--------------------------------------------------------------------------------
                                     $(174,438,789)               $(485,182,402)
--------------------------------------------------------------------------------

Conversion of shares
--------------------------------------------------------------------------------
Class A                     325,514  $  2,390,311        177,952  $    1,263,538
--------------------------------------------------------------------------------
Class B                   (325,139)   (2,390,311)      (177,703)     (1,263,538)
--------------------------------------------------------------------------------
                                     $          --                $           --
--------------------------------------------------------------------------------

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class A                 (6,034,868)  $(44,885,968)  (15,321,290)  $(107,777,488)
--------------------------------------------------------------------------------
Class B                   (107,854)     (788,272)      (765,579)     (5,327,758)
--------------------------------------------------------------------------------
Class C                     593,824     4,304,525        177,856       1,065,609
--------------------------------------------------------------------------------
Class S*                 42,736,165   312,807,742             --             --
--------------------------------------------------------------------------------
                                     $271,438,027                 $(112,039,637)
--------------------------------------------------------------------------------

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period September 1, 2000 through June 17, 2001, the Fund's custodian fees were reduced by $17,351. For the period June 18, 2001 through August 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5,297, for custody credits earned. Prior to June 18, 2001 the transfer agent fees were reduced by $17,740.

Effective June 18, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization
ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $10,300 of such costs.

H. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Scudder California Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 43,087,344 Class S shares of the Fund for 28,618,035 Class S shares of Scudder California Tax Free Fund outstanding on June 15, 2001. Scudder California Tax Free Fund's net assets at that date ($315,385,118), including $19,764,614 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $767,925,054. The combined net assets of the Fund immediately following the acquisition were $1,083,310,172.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

J. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's U.K. operations, Threadneedle Investments, which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder California Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder California Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                       Ernst + Young LLP
October 11, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------

TRUSTEES                                  OFFICERS

John W. Ballantine                        Eleanor R. Brennan
   Trustee                                   Vice President

Lewis A. Burnham                          Philip J. Collora
   Trustee                                   Vice President and
                                             Assistant Secretary
Mark S. Casady
   Trustee and President                  Philip G. Condon
                                             Vice President
Linda C. Coughlin
   Chairperson, Trustee and               Ashton P. Goodfield
   Vice President                            Vice President

Donald L. Dunaway                         Kathryn L. Quirk
   Trustee                                   Vice President

James R. Edgar                            Richard L. Vandenberg
   Trustee                                   Vice President

William F. Glavin                         Linda J. Wondrack
   Trustee                                   Vice President

Robert B. Hoffman                         John R. Hebble
   Trustee                                   Treasurer

Shirley D. Peterson                       Thomas Lally
   Trustee                                   Assistant Treasurer

Fred B. Renwick                           Brenda Lyons
   Trustee                                   Assistant Treasurer

William P. Sommers                        John Millette
   Trustee                                   Secretary

John G. Weithers                          Caroline Pearson
   Trustee                                   Assistant Secretary

Shareholder Meeting Results
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder California Tax-Free Income Fund (the "fund"), a series of Scudder State Tax-Free Income Series (the "Trust"), was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

                                            Number of Votes:
                      ----------------------------------------------------------
                              For               Withheld       Broker Non-Votes*
--------------------------------------------------------------------------------
John W. Ballantine         94,163,120          1,533,430               0
--------------------------------------------------------------------------------
Lewis A. Burnham           94,131,495          1,565,055               0
--------------------------------------------------------------------------------
Mark S. Casady             94,147,296          1,549,254               0
--------------------------------------------------------------------------------
Linda C. Coughlin          94,156,339          1,540,211               0
--------------------------------------------------------------------------------
Donald L. Dunaway          94,190,635          1,505,915               0
--------------------------------------------------------------------------------
James R. Edgar             94,158,913          1,537,637               0
--------------------------------------------------------------------------------
William F. Glavin          94,159,775          1,536,775               0
--------------------------------------------------------------------------------
Robert B. Hoffman          94,155,848          1,540,702               0
--------------------------------------------------------------------------------
Shirley D. Peterson        94,168,785          1,527,765               0
--------------------------------------------------------------------------------
Fred B. Renwick            94,059,581          1,636,969               0
--------------------------------------------------------------------------------
William P. Sommers         94,147,001          1,549,549               0
--------------------------------------------------------------------------------
John G. Weithers           94,135,357          1,561,193               0
--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         73,618,617                   295,853                   2,294,035
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Class A

3. To approve a Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         66,259,855                  1,545,883                  4,651,049
--------------------------------------------------------------------------------


Class B

3. To approve an Amended and Restated Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         3,110,006                      928                      197,988
--------------------------------------------------------------------------------


Class C

3. To approve an Amended and Restated Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
          438,359                        0                        4,436
--------------------------------------------------------------------------------

Account Management Resources
--------------------------------------------------------------------------------


      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
--------------------------------------------------------------------------------

        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------

      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02110
--------------------------------------------------------------------------------

        Independent   Ernst & Young LLP
           Auditors
                      200 Clarendon Street
                      Boston, MA 02116
--------------------------------------------------------------------------------

          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS



222 South Riverside Plaza
Chicago, IL 60606-5808




A member of [LOGO] Zurich Scudder Investments